     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

                                                       REGISTRATION NO. 33-11023

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933         /X/

                           PRE-EFFECTIVE AMENDMENT NO.        / /


                         POST-EFFECTIVE AMENDMENT NO. 27      /X/


                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940     /X/


                                AMENDMENT NO. 28


                                   ----------

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                           (Exact name of registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                               (Name of depositor)


                  320 PARK AVENUE NEW YORK, NEW YORK 10022-6839

     (Address of Depositor's Principal Executive Office including zip code)

        Depositor's telephone number, including area code: (212) 224-1600


                                THOMAS L. MARTIN
               SENIOR VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839

                     (Name and address of agent for service)

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                   ----------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)

     /X/  immediately upon filing pursuant to paragraph (b) of Rule 485

     / /  on May 1, 2004 pursuant to paragraph (b) of Rule 485

     / / 60 days after filing pursuant to paragraph (a) of Rule 485 / / on (date) pursuant to paragraph (a) of Rule 485

================================================================================

                              CROSS-REFERENCE SHEET
                   (FILE NO. 33-11023, THRIFT PLAN CONTRACTS)


                  FORM N-4 ITEM                                         PROSPECTUS CAPTION
                  -------------                                         ------------------
PART A
 1.   Cover Page                                         Cover Page
 2.   Definitions                                        Definitions We Use in this Prospectus
 3.   Synopsis                                           Tables of Annual Expenses
 4.   Condensed Financial Information                    Appendix A: Unit Value Information for the
                                                           Separate Account Funds; Performance
                                                           Information for the Separate Account Funds
 5.   General Description of Registrant, Depositor,
         and Portfolio Companies                         About Mutual of America and the Separate
                                                           Account; Underlying Funds in which
                                                           Our Separate Account Invests; Your Voting Rights
                                                           for Meetings of the Underlying Funds;
                                                           Administrative Matters
 6.   Deductions                                         Table of Annual Expenses; Charges You or
                                                           Your Employer Will Pay
 7.   General Description of Variable Annuity
         Contracts                                       Purchasing a Contract and Making
                                                           Contributions; Your Account Balance in the
                                                           Separate Account Funds; Our General
                                                           Account
 8.   Annuity Period                                     You May Obtain an Annuity with Your
                                                           Account Balance
 9.   Death Benefit                                      Our Payment of Account Balance to You or a
                                                           Beneficiary--Death Benefit during the
                                                           Accumulation Period
10.   Purchases and Contract Value                       Purchasing a Contract and Making
                                                           Contributions; Your Account Balance in the
                                                           Separate Account Funds; Our General
                                                           Account
11.   Redemptions                                        Your Account Balance in the Separate
                                                           Account Funds; Our Payment of Account
                                                           Balance to You or a Beneficiary; Where to
                                                           Contact Us and Give Us Instructions
12.   Taxes                                              Federal Tax Information for Participants
13.   Legal Proceedings                                  N/A (see Statement of Additional Information)
14.   Table of Contents of the Statement of
         Additional Information                          Our Statement of Additional Information

                                                            STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                            -------------------------------------------
PART B
15.   Cover Page                                         Cover Page
16.   Table of Contents                                  Table of Contents
17.   General Information and History                    N/A
18.   Services                                           N/A
19.   Purchases of Securities Being Offered              Distribution of the Contracts
20.   Underwriters                                       Distribution of the Contracts
21.   Calculation of Performance Data                    Yield and Performance Information
22.   Annuity Payments                                   N/A
23.   Financial Statements                               Financial Statements

PROSPECTUSES OF


MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2


THRIFT PLAN CONTRACTS


AND

MUTUAL OF AMERICA INVESTMENT CORPORATION

SCUDDER VARIABLE SERIES I


BOND PORTFOLIO
CAPITAL GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

FIDELITY INVESTMENTS(R) VARIABLE INSURANCE
PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO
ASSET MANAGER PORTFOLIO

CONTRAFUND PORTFOLIO

MAY 1, 2004

THRIFT


MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

OUR PRIVACY POLICY IS ON THE INSIDE
BACK COVER PAGE OF THIS BOOKLET.

PROSPECTUS

                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                FOR THRIFT PLANS

                                    Issued By

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 320 Park Avenue, New York, New York 10022-6839

                                   Through its

                             SEPARATE ACCOUNT NO. 2


THE CONTRACTS--We offer group variable accumulation annuity contracts (CONTRACT) for use by thrift plans or arrangements (PLANS) of employers in the not-for-profit field (or their associations or trusts) and other employers. This prospectus also includes 401(k) plan contracts. A Plan must:


     -  be qualified under Section 401(a) of the Internal Revenue Code, or

     -  meet the requirements of Section 403(b) of the Internal Revenue Code.

PARTICIPANTS--A PARTICIPANT or YOU means a participating employee under a Contract.

CONTRIBUTIONS--You make Contributions to your Account Balance, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under Federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date you select.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the UNDERLYING FUNDS), which currently are:

     - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

     - SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International Portfolios;

     -  FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS:
        Equity-Income, Contrafund and Asset Manager Portfolios;


     -  CALVERT VARIABLE SERIES, INC.: Calvert Social Balanced Portfolio; and

     - AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.: American Century VP Capital Appreciation Fund


WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Balance in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "OUR GENERAL ACCOUNT".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus before purchasing a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.


THE SECURITIES AND EXCHANGE COMMISSION ("S.E.C.") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


DATED: MAY 1, 2004

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
     TABLES OF ANNUAL EXPENSES                                                     1
     SUMMARY OF INFORMATION IN THIS PROSPECTUS                                     3
     ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT                              7
     UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS                        8
     CHARGES YOU OR YOUR EMPLOYER WILL PAY                                        12
          Administrative Charges                                                  12
          Distribution Expense Charge                                             12
          Expense Risk Charge                                                     13
          Employer Charges                                                        13
          Expenses of the Underlying Funds                                        13
          Premium Taxes                                                           13
     PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS                               14
          Purchase of a Contract; Participation                                   14
          Payment of Contributions                                                14
          Limits on Contributions                                                 15
          Allocation of Contributions                                             16
     YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS                           16
     OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY                       17
          Your Right to Transfer Among Investment Alternatives                    17
          Your Right to Make Withdrawals, including by Specified Payments         17
          How to Tell Us an Amount to Transfer or Withdraw                        18
          Loans                                                                   18
          Death Benefit during the Accumulation Period                            19
          Discontinuance of a Contract                                            20
          When We May Postpone Payments                                           20
     YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE                          20
          Amount of Annuity Payments                                              20
          Annuity Commencement Date                                               21
          Available Forms of Annuity                                              21
          Death Benefit After Annuity Commencement Date                           22
          Single Sum for Small Annuity Payments                                   22
     OUR GENERAL ACCOUNT                                                          22
     WHERE TO CONTACT US AND GIVE US INSTRUCTIONS                                 23
     ADMINISTRATIVE MATTERS                                                       24
          Confirmation Statements to Participants                                 24
          Designation of Beneficiary                                              24
          Certain Administrative Provisions                                       25
          Participation in Divisible Surplus                                      26
     FEDERAL TAX INFORMATION                                                      26
     YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS                      29
     PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS                       30
     FUNDING AND OTHER CHANGES WE MAY MAKE                                        30
     DEFINITIONS WE USE IN THIS PROSPECTUS                                        31
     OUR STATEMENT OF ADDITIONAL INFORMATION                                      33
     APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS            35
     APPENDIX B: GENERAL ACCOUNT OPERATIONS                                       39



THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN THOSE IN THIS PROSPECTUS. A PROSPECTIVE PURCHASER WHO RECEIVES UNAUTHORIZED INFORMATION OR REPRESENTATIONS MUST NOT RELY ON THEM TO MAKE ANY PURCHASE DECISION.

                            TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I. TRANSACTION EXPENSES. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

                                                         CURRENT    MAXIMUM
                                                         -------    -------
          PARTICIPANT TRANSACTION EXPENSES
             Sales Load on Purchases                       0%         0%
             Deferred Sales Load                           0%         0%
             Surrender Fees                                0%         0%
             Exchange Fees                                 0%         0%

II. ANNUAL SEPARATE ACCOUNT EXPENSES. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

                                                                      403(b)     401(a)/(k)
                                                         CURRENT      MAXIMUM      MAXIMUM
                                                         -------      -------    ----------
          ANNUAL CONTRACT FEE                             $  24(1)     $ 30        $ 24
          LOAN INTEREST                                       3%(2)       3%(2)       3%(2)
          SEPARATE ACCOUNT ANNUAL EXPENSES
             (as a percentage of average net assets)
               Expense Risk Fee                             .15%      see below   see below
               Administrative Charges                       .40%(3)   see below   see below
               Distribution Expense Charge                  .35%      see below   see below
                                                          -----       ---------   ---------
          TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES            .90%       2.00%(4)    2.00%(4)

----------

(1) You pay a monthly amount of $2.00, or 1/12 of 1% of your Account Balance for the month if that amount would be less than $2.00. Your Employer may elect to pay the monthly Participant charge, in which case we do not deduct the monthly charge from your Account Balance. We waive the monthly charge for Contracts with a certain level of assets or Participants with account balances.

(2) For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. For loans where a trustee has been appointed, we charge an origination fee of $250 for loans repaid by payroll deduction and $350 for loans paid through home billing, collected at the time the loan was originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Balance and you pay interest at the Prime Rate to your Account. In such case, we do not receive any portion of the interest paid.


(3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.


(4) Separate Account Annual Expenses may be increased in the aggregate up to 2.00%. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change. Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but these expenses may be restored at that time to the full 0.90%.


III. UNDERLYING FUND EXPENSES. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

                                                                                    MINIMUM     MAXIMUM
                                                                                    -------     -------
          TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
             (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)
               Before reimbursement                                                     .20%       1.03%
               After reimbursement(5)                                                   .13%       1.03%


(5) The investment adviser for the Investment Company has contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remains in effect for the year 2004 and will continue for each following year unless the adviser gives notice of termination within two weeks prior to the start of the calendar year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

EXAMPLE

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. THE EXAMPLES ALSO REFLECT THE CONTRACTUAL EXPENSE REIMBURSEMENTS FOR THE INVESTMENT COMPANY FUNDS TO THE LEVEL OF THEIR ADVISORY FEES FOR ONE YEAR.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.


EXAMPLE BASED ON MAXIMUM COSTS. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2003 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



              1 YEAR        3 YEARS        5 YEARS        10 YEARS
              ------        -------        -------        --------
              $  225        $   711        $ 1,246        $  2,836



We assumed a 5% annual rate of return in the example for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE OR THE INTEREST RATE TO BE CREDITED UNDER THE GENERAL ACCOUNT. The example also assumed an annual contract fee of $27.11 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $8,850.


ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                    SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACTS WE OFFER


We offer group variable accumulation annuity contracts to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to "PURCHASING A CONTRACT AND MAKING
CONTRIBUTIONS--PURCHASE OF A CONTRACT; PARTICIPATION." The types of thrift plans or arrangements for which we will issue a Contract are:

1.   403(b) THRIFT CONTRACT (CALLED A TDA THRIFT PLAN OR A 403(b) THRIFT PLAN).


We issue Contracts for Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, where your Contributions are "pre-tax". Your Employer usually matches all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. For Federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b). Some Plans permit only Employer Contributions.


2.   401(a) THRIFT PLAN (CALLED A 401(a) PLAN).

We issue Contracts to fund annuity benefits under retirement plans that qualify for special Federal income tax treatment under Section 401(a) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.


Depending on the type of 401(a) Plan, you make Contributions:

     - through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax", meaning you may not deduct or exclude them from your gross income, or

     - through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

The Employer generally matches all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

MINIMUM REQUIRED. Your Plan may require that your Contributions total $200 or more each year.

LIMITS ON AMOUNTS. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE


You may allocate Contributions among the Investment Alternatives (unless your Plan restricts nonvested amounts in your Account Balance to the General Account). At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Balance among the available Investment Alternatives.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.


This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "OUR GENERAL ACCOUNT" for a brief description of the General Account.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.


UNDERLYING FUNDS

The Separate Account Funds currently invest in twenty Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.


CHARGES UNDER THE CONTRACTS

We deduct several charges from the net assets of each Separate Account Fund. Refer to "CHARGES YOU OR YOUR EMPLOYER WILL PAY". The charges include:

     - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

     - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

     - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.


We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more at the end of a month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. If your Employer uses our Hotline system, we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Balances. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. Refer to "CHARGES YOU OR YOUR EMPLOYER WILL PAY--ADMINISTRATIVE CHARGES".

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their fees and expenses.


EMPLOYER CHARGES


We charge an Employer (the Contractholder) a monthly fee of $100 for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer a monthly Participant fee for more than 200 active Participants.

We waive the monthly Employer charges and the monthly active Participant charges if:

     - an Employer elects to use a modified services arrangement under a Contract (which excludes certain Plan-related services); or


     - the Employer's total Contract assets for the month are greater than $1 million and the Employer uses our Hotline system. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

We charge an Employer for processing forfeitures of the non-vested part of the Participant's Account Balance. We will not charge for processing more than 50 Participants' forfeitures in a calendar year, and we limit the charge per Participant to the lesser of $50 and the amount of the nonvested Account Balance.


TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE


During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Balance, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Balance until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.


You may have taxable income upon any withdrawal of your Account Balance. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. Refer to "FEDERAL TAX INFORMATION".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right to impose a charge for transfers in the future.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS


IN WRITING. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make withdrawals of Account Balance. Certain withdrawals require the written consent of the Eligible Spouse. Refer to "WHERE TO CONTRACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. Transfers into the Scudder International Fund can be made only in writing and by U.S. Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

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OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our web site, and for Contributions by you or by your employer on your behalf, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".


DEATH BENEFITS DURING THE ACCUMULATION PERIOD

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary.


The amount of the death benefit will be your Account Balance (less outstanding loans and interest) as of the date we receive proof of death. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" AND "FEDERAL TAX INFORMATION".


ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY PAYMENT


You may select the Annuity Commencement Date. You must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will never be less favorable for an Annuitant than that produced using the guaranteed purchase rate in the Contract. Refer to "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE".

FORMS OF ANNUITY AVAILABLE. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.


You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT
BALANCE--AVAILABLE FORMS OF ANNUITY".

CANCELLATION RIGHT


Subject to state law the contract may contain a right to surrender for cancellation a 403(b) Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund to your employer all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

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                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT


We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2003, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.


We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS," below.


The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

             UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

UNDERLYING FUNDS.


EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the S&P 500 INDEX).* The Fund invests primarily in common stocks that are included in the S&P 500(R) Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY


The All America Fund seeks to outperform the S&P 500(R) Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500(R) Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400(R) Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400(R) Index.


AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

----------

* "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

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COMPOSITE FUND OF THE INVESTMENT COMPANY


The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


BOND FUND OF THE INVESTMENT COMPANY

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years.The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years.The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

MONEY MARKET FUND OF THE INVESTMENT COMPANY


The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account's investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of The Separate Account, the Investment Company, its Adviser and distributor are taken into account.


AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.


MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.


SCUDDER CAPITAL GROWTH PORTFOLIO


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.


SCUDDER BOND PORTFOLIO


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.


SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO


The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500(R). The Fund normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

The Fidelity Contrafund Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either `growth' stocks or `value' stocks or both.

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FIDELITY VIP ASSET MANAGER (SM) PORTFOLIO

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.


CALVERT SOCIAL BALANCED PORTFOLIO

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the portfolio. The portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.


INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS


MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the net assets of the All America Fund.

SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                      CHARGES YOU OR YOUR EMPLOYER WILL PAY

ADMINISTRATIVE CHARGES

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

     - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

     - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

     - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

PARTICIPANT CHARGE. We make an additional deduction for administrative expenses each month from each Participant's Account Balance, unless the Employer has elected to pay this charge on behalf of its Participants. The monthly charge is the LESSER of:

     -  $2.00 per month, and


     - 1/12 of 1% of your Account Balance, which will apply if your Account Balance at the end of the month is less than $2,400.


We waive your Participant charge for a month if:


     - you are paying the monthly charge under another 403(b), 401(k), 401(a) Thrift or Tax Deferred Annuity account with us, or

     - your Employer uses our Hotline System and during that month the Employer's Contract assets were $5 million or more or there were 500 or more Participants with Account Balances in the Plan. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the STATEMENT OF ADDITIONAL INFORMATION for the prescribed order.)


DISTRIBUTION EXPENSE CHARGE

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of .35% to cover anticipated distribution expenses.

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EXPENSE RISK CHARGE

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EMPLOYER CHARGES

MONTHLY CHARGE. We charge an Employer a $100 per month contract charge for various administrative expenses that we incur in providing Plan-related services. If we maintain separate records for affiliated Employers at different locations, we also impose a monthly contract charge of $50 (50% of the basic contract charge) for each affiliate. The Plan-related services we provide include, among other services:


     - assistance with preparation of summary plan description documents, plan documents, Contracts or amendments, and

     - assistance with Annual Return/Report (Form 5500 Series) filings and for non-discrimination testing applicable to salary reduction and matching Contributions.


If an Employer elects to use a modified services arrangement under a Contract, we waive the monthly contract charge. We also waive the charge for an Employer for so long as its total Contract assets exceed $1 million and the Employer is using our Hotline system.


PER PARTICIPANT MONTHLY CHARGE. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive this charge for an Employer who elects to use a modified services arrangement under the Contract. We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline system. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

NON-VESTED FORFEITURE PROCESSING CHARGE. We impose a charge for processing forfeitures of the non-vested part of the Participant's Account Balance. The charge is equal to the lesser of $50 or the value of the nonvested Account Balance. We deduct the charge from the non-vested portion of the Account Balance before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the nonvested forfeiture processing charge to 50 in any calendar year.


EXPENSES OF THE UNDERLYING FUNDS


Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "TABLE OF ANNUAL EXPENSES" in this Prospectus, which shows the expenses paid by participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.


PREMIUM TAXES

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

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                 PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS


CUSTOMER IDENTIFICATION

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.


PURCHASE OF A CONTRACT; PARTICIPATION


403(b) THRIFT CONTRACTS. A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) THRIFT CONTRACTS AND 401(k) PLANS. A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employer association or a trust for one or more employers, that has adopted a retirement plan qualifying for special Federal income tax treatment under Section 401(a) of the Code.


PARTICIPATION. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer.


ACCEPTANCE OF INITIAL CONTRIBUTIONS. When we receive your enrollment form and initial Contribution (when required), together with any other necessary information, we will accept them and apply the Contribution to your specified Investment. If you or your employer does not properly complete the enrollment form, we will retain the Contribution for up to five business days while we attempt to obtain the information necessary to complete the form. We will accept the Contribution within two business days after we receive the completed enrollment form. If we do not receive a completed enrollment form for you within five business days, we will return the Contribution at the end of that period unless you consent to a longer period or we notify your Employer on your behalf of the incomplete information. We enter into agreements with Employers that use our electronic processing system for the forwarding of enrollment form information and Contributions to us by the Employers.

CANCELLATION OF CERTIFICATE. You may surrender a Plan Certificate for cancellation within ten days after you receive it. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any refunds based on Contributions that were sent to us by your employer on your behalf.


PAYMENT OF CONTRIBUTIONS


Your Contributions, if permitted by the Plan, are from:

     - salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or


     -  payroll deductions (after-tax) under a 401(a) Thrift Plan.


In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer's Plan permits rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 59 1/2. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS" and "FEDERAL TAX INFORMATION--PENALTY TAXES FOR WITHDRAWALS". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.


When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for trustees, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.


     - The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.


     - An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

     - Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

        - "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

        - "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will not accept Contributions for you if you have terminated participation under a Contract or if your Contract has been discontinued. See "DISCONTINUANCE OF A CONTRACT" below.

MINIMUM. A Plan may provide that your Contributions may not be less than $200 annually.

LIMITS ON CONTRIBUTIONS

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

      -  you or your Employer may be subject to tax penalties,

      -  the excess may be treated as a forfeiture, and/or

      - the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See "FEDERAL TAX INFORMATION".


LIMITS FOR 403(b) THRIFT PLANS. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $13,000 for 2004 (increasing in $1,000 increments each year until 2006 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $3,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). These limits on voluntary, pre-tax Participant Contributions (or "elective deferrals") are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the LESSER of: (a) $41,000, OR (b) 100% of your compensation (before salary reduction contributions), except that compensation for this test is limited to $205,000 for 2004 (indexed for inflation in later years), whichever is less. This amount may be reduced by contributions made to other employer retirement plans.


You should refer to "FEDERAL TAX INFORMATION--EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME--403(b) THRIFT PLAN CONTRACTS" in this Prospectus for a more detailed discussion of applicable Federal tax law limits.


LIMITS FOR THRIFT PLANS UNDER 401(a) AND 401(k) PLANS. Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $41,000 or 100% of your annual compensation up to $205,000 in 2004 (indexed for inflation in later years). If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $13,000 for 2004 (increasing in $1,000 increments each year until 2006 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $3,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. In addition, all of these limits may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $9,000 for 2004 (increasing in $1,000 increments each year through 2005) per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $1,500 for 2004 (increasing in $500 increments each year through 2006 and indexed for inflation in later years). Your Employer may not match this additional contribution.


ALLOCATION OF CONTRIBUTIONS


You may allocate Contributions among the Investment Alternatives, except that your Plan may restrict any non-vested portion of your Account Balance to the General Account.

We will allocate a Contribution when we receive it from you or your Employer according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.


You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

     - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

     - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "CHARGES YOU OR YOUR EMPLOYER WILL PAY".)


Refer to "APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS

When you allocate Contributions to a Separate Account Fund or transfer Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.


The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day in the Valuation Period during which we receive a Contribution or request.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.


             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES


You may transfer Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.


YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS


Your right to withdraw your Account Balance is restricted by Federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your Account Balance. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

403(b) THRIFT PLANS AND 401(k) PLANS. If you are under age 59 1/2, Federal tax law provisions prohibit you from withdrawing the portion of your Account Balance that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these Federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings credited before 1989 on your Contributions.


An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the Federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.


401(a) PLANS AND CONTRACTS. Federal tax law provisions permit you to withdraw your Account Balance if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension plan (not a profit-sharing plan), then you may not withdraw your Account Balance until you terminate employment with the Employer.


An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

SPECIFIED PAYMENTS OPTION. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of Account Balance by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

     -  your death;

     - our receipt of your written request to change or end the Specified Payments;

     - a decline in your Account Balance (or in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

     -  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "FEDERAL TAX INFORMATION--MINIMUM REQUIRED DISTRIBUTIONS."

INCOME TAX CONSEQUENCES. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (See "FEDERAL TAX INFORMATION").


PENALTY TAX ON TAXABLE AMOUNT. There is a 10% Federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.


HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW


To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:


     -  the dollar amount to be taken from each Investment Alternative,

     - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

     - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.


For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal or a revocation of such request, is not binding on us until we receive all information necessary to process your request in the required forms and, in the case of the Scudder International Fund, by U.S. Postal Service ("U.S.P.S.") regular mail to our Financial Transaction Processing Center.


LOANS


If your Employer's Plan allows participant loans, you have the right to borrow using your Account Balance as collateral security for the loan or, if your Employer's Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Balance. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Balance to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. The interest rate for a trusteed loan is the Prime Rate, which you pay to your Account. Payments of principal and interest on a loan are due at least quarterly.

For loans where a trustee has been appointed, we charge an origination fee of $250 for loans repaid by payroll deduction and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.


DEATH BENEFIT DURING THE ACCUMULATION PERIOD


We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your spouse.


We will pay the death benefit after we have received at our Home Office:

     -  due proof of your death;

     - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

     - all other information and documentation necessary for us to process the death benefit request.


The amount of the death benefit will be the value of your Account Balance, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death (unless the sole beneficiary is your surviving spouse and special rules apply.).

FORM OF DEATH BENEFIT PAYMENT. The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the REQUIRED BEGINNING DATE OR REQUIRED DISTRIBUTION
DATE), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "FEDERAL TAX INFORMATION--MINIMUM REQUIRED DISTRIBUTIONS".


In general, any method of distribution that a Beneficiary selects must comply with ONE of the following.


(a) FIVE YEAR RULE. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b) LIFE ANNUITY RULE. If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.


(c) COMMENCEMENT OF MINIMUM DISTRIBUTIONS. If a Participant dies AFTER reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d) ALTERNATIVE METHOD OF DISTRIBUTION. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e) BENEFICIARY IS THE ELIGIBLE SPOUSE. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

DISCONTINUANCE OF A CONTRACT

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

     -  the Contractholder does not follow the terms of the Contract, or

     - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.


     - mail addressed to the Contractholder is returned as undeliverable and we are not provided a replacement address within 60 days.


Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

     -  the Contractholder may not make any further Contributions, and


     - If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract. A transfer will require the consent of Participants only in connection with 403(b) Thrift Plans. The transfer to another insurance company or financial institution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer.

NOTICE OF AMENDMENT AND OPTION TO DISCONTINUE. We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, at least 60 days before the effective date of the amendment. A Contractholder not wishing to continue its Contract subject to the amendment may, within such 60 days, elect to discontinue the Contract by making a written request to Mutual of America directing us to transfer to a specified insurance company, trustee or other financial institution all amounts under the Contract.


WHEN WE MAY POSTPONE PAYMENTS

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:


     - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

     - The S.E.C. by order permits postponement for the protection of Participants; or

     - An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


               YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE

AMOUNT OF ANNUITY PAYMENTS

At your Annuity Commencement Date, we will apply your Account Balance to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits and subject to its provisions, you may elect to receive your Account Balance by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for your life or for the lives of you and the joint Annuitant.


We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you or your Employer.

ANNUITY COMMENCEMENT DATE


You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. You, unless Federal or state law requires otherwise, may elect an Annuity Commencement Date that is your:


     -  Normal Retirement Date (generally, when you reach age 65); or

     -  Early Retirement Date (up to 10 years before your Normal Retirement
        Date); or

     - Later Retirement Date (any time after your Normal Retirement Date).

AVAILABLE FORMS OF ANNUITY


If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than ninety days before the Annuity Commencement Date, you select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity as permitted under your Contract, examples of which are described below, and in each case you will be the Annuitant.

A PERIOD OF YEARS CERTAIN AND CONTINUOUS FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the later of the month of your death and the end of the number of years selected (the certain period). If you were to die before the end of the certain period, your Beneficiary will receive the monthly Annuity Payments until the end of that period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the beneficiary.

JOINT AND 66 2/3% SURVIVOR LIFE WITH PERIOD OF 10 YEARS CERTAIN FORM. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the 10 year period, payments continue to the Beneficiary in the amount last paid until the end of the 10 years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.


FULL CASH REFUND FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the month of your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. The Beneficiary may elect to receive the amount in a lump sum or as an annuity in the Ten Years Certain and Continuous Form.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.


OTHER FORMS. In addition to the forms of annuity listed above, your plan may offer additional forms of annuity as of your Annuity Commencement Date.

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DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were due. See "AVAILABLE FORMS OF ANNUITY" above.


SINGLE SUM PAYMENT FOR SMALL ANNUITY PAYMENTS

Your Plan may provide that, if your Account Balance is $5,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer or on the Annuity Commencement date you have requested, or at your required beginning date, as applicable, we will pay your Account Balance to you in a single sum payment, and you may not elect to receive Annuity Payments.


                               OUR GENERAL ACCOUNT

SCOPE OF PROSPECTUS

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, you should refer to the Contract.

GENERAL DESCRIPTION

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.


We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Contract. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum effective annual yield, if any, set forth in your Contract. We will send you notice when we change the current rate. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account's operations in Appendix B to this Prospectus.


TRANSFERS AND WITHDRAWALS

You may transfer Account Balance to and from the General Account. To the extent permitted by the Code and your Plan, you may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. See "YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES" and "YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS" under "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

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                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS


TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET

You may make requests by telephone or Internet for transfers of Account Balance among Investment Alternatives (except for transfers to the Scudder International
Fund) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our Internet web site.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will confirm your Social Security number, check the PIN, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.


MARKET TIMING RESTRICTIONS


The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund and for revocations of such transfer requests. YOU MUST SEND IN WRITING, BY U.S.P.S. REGULAR MAIL, TO OUR FINANCIAL TRANSACTION PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND OR REVOCATIONS OF SUCH TRANSFER REQUESTS. We will not accept orders for transfers of your Account Balance to the Scudder International Fund or revocations of such transfer requests placed by any other means, including via our toll free number or our web site, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our home office in New York, New York, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. Regular Mail transfer requests (or revocations of such transfer requests) into the Scudder International Fund which are received at any Regional Office or at the home office in New York. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke any order for transfer into the Scudder International Fund only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR TOLL-FREE NUMBER OR VIA OUR WEB SITE.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders or Participants who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

CONTACTING MUTUAL OF AMERICA

Our home office address is:

                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                          New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below.


WHERE YOU SHOULD DIRECT REQUESTS


You may request an allocation change or a transfer of Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to the Scudder International Fund or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:


                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW

                            Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our toll-free number for the address and phone number of your Regional Office.

You must use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.


                             ADMINISTRATIVE MATTERS

CONFIRMATION STATEMENTS TO PARTICIPANTS


We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our web site), we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.


DESIGNATION OF BENEFICIARY


You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Employer, if applicable) receive notice, whether or not you are living at the time of such receipt. Designations or changes in designation made via your employer are not valid until such time as your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

     -  be in writing,

     - be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

     - agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

     -  agree to the designation of a Beneficiary other than your Eligible
        Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.


If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.


If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.


MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers at our home office signs a written agreement of the change or waiver.


We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY-- DISCONTINUANCE OF A CONTRACT."


EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.


MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.


If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.


NON-ALIENATION OF BENEFITS. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

PARTICIPATION IN DIVISIBLE SURPLUS


We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account when there is divisible surplus. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.


                             FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE

THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS DOES NOT COVER EVERY SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts.

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts.

When you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. A Participant in a 403(b) Thrift Plan will not have any investment in the contract. A Participant in a 401(a) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions.

The following are general concepts, applicable for the discussion below about specific types of distributions.

     - If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

     - If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

     - The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (I.E., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

     - The EXCLUSION RATIO is a method of determining the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

     - The EXPECTED RETURN is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

WITHDRAWALS. When you withdraw a portion of your Account Balance, the amount withdrawn will be considered to come pro rata from amounts the Employer contributed on your behalf and your Contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Balances for this purpose.


SINGLE SUM PAYMENTS. If you receive a single sum payment of the Account Balance, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.


ANNUITY PAYMENTS. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution.

The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

PENALTY TAXES FOR WITHDRAWALS

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

The taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:


1.   You have died or become disabled;

2. The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3. The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income,) OR


4.   You ended your employment with the Employer after first reaching age 55.

EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME

403(b) THRIFT PLAN CONTRACTS. We offer the Contract for TDA Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

     - The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

     - If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the SMALLER amount under these provisions. In general, the limitations are as follows:


     - The Contributions to the Plan cannot exceed the LESSER of $41,000 or 100% of your includable compensation (before salary reduction contributions), with compensation limited to $205,000 for 2004 (to be indexed for inflation in subsequent years);

     - Your contributions through salary reduction may not exceed $13,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in subsequent years). A special "catch-up," available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $3,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years).


Contributions to other employer retirement plans by or for you may reduce the above limits for you.


401(a) THRIFT PLAN CONTRACTS AND 401(k) PLANS. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code
Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $13,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in subsequent years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $3,000 for 2004 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $9,000 for 2004 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $1,500 for 2004 (increasing in $500 increments each year through 2006 and indexed for inflation in later years).

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $41,000 or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income), with compensation limited to $205,000 for 2004 (indexed for inflation for later years).


Contributions by or for you to other employer retirement plans may reduce the above limits for you.

MINIMUM REQUIRED DISTRIBUTIONS


The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.


You usually must begin taking distributions of Account Balance by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2. Also, if you are a TDA Plan Participant, you generally are not required to begin taking distributions of any pre-1987 Account Balance until the year after you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD".

ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes, except in limited circumstances. See "OBTAINING TAX ADVICE."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "OBTAINING TAX ADVICE." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS


We are required to withhold Federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.


Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a Federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover.

The automatic 20% withholding does not apply to any distribution that is:

     - one of a series of substantially equal periodic payments (not less frequently than annually) made for

        - your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or

        -  a specified period of 10 years or more, or

     -  a minimum distribution required under Section 401(a)(9) of the Code.

     -  a hardship withdrawal if permitted by the Plan.

In general, tax withholding at different rates, usually 10%, does apply to such payments, but payees can elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

MONEY MARKET FUND

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                      FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

     -  create new investment funds of the Separate Account at any time;

     - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

     - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

     - create additional separate accounts or combine any two or more accounts including the Separate Account;

     - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

     - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

     -  deregister the Separate Account under the 1940 Act; and

     - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                      DEFINITIONS WE USE IN THIS PROSPECTUS


ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value."


ACCUMULATION PERIOD--For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.


ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Balance is used to provide Annuity Payments. Sometimes referred to as "Benefit Commencement Date" in a Contract.


ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.


CONTRACT--The group variable accumulation annuity contracts described in this Prospectus.


CONTRACTHOLDER--An entity to which we have issued a Contract. A Contractholder may be an employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract.

ELIGIBLE SPOUSE--The person to whom a Participant or Annuitant is legally married.


EMPLOYER--An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

ERISA--The Employee Retirement Income Security Act of 1974, as amended.

FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.


FUND (OR SEPARATE ACCOUNT FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT (OR INTEREST ACCUMULATION ACCOUNT)--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

HOTLINE--This term includes the new Hotline Plus System.

INVESTMENT ALTERNATIVES (OR INVESTMENT FUNDS)--The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.


INVESTMENT COMPANY--Mutual of America Investment Corporation.

NON-VESTED ACCOUNT BALANCE--The portion of your Account Balance attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

PARTICIPANT--An employee or former employee who participates in a Plan and for whom we have received Contributions.

PLAN--An Employer-sponsored retirement savings plan (or THRIFT plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)  Code Section 403(b), in which case it is called a 403(b) THRIFT plan; or


(2)  Code Section 401(a), including a plan that meets the requirements of
     Section 401(k), in which case it is called a 401(a) THRIFT or a 401(k) plan.


(3) Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.


PRIME RATE--The rate published in the Wall Street Journal(R)'s "Money Rates" section, from time to time.


SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth, Bond Portfolio and International Portfolios.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.


SEPARATE ACCOUNT FUND--See "Fund," above.


UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.


VALUATION DAY--Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

WE, US, OUR, MUTUAL OF AMERICA--Refer to "MUTUAL OF AMERICA LIFE INSURANCE COMPANY."


YOU, YOUR--Refer to a Participant.

                     OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION


You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.


The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.


(PLEASE CUT HERE)

To: Mutual of America Life Insurance Company



Please send me a copy of the Statement of Additional Information dated May 1, 2004 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:



               -------------------------------------------------------
               Name


               -------------------------------------------------------
               Street Address


               -------------------------------------------------------
               City                       State            Zip

                 (This page has been left blank intentionally.)

                                   APPENDIX A

              UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS


The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2003. KPMG LLP, the Funds' independent auditor, has audited the information below for the year ended December 31, 2003, and for the year ended December 31, 2002, and another independent auditor, which has ceased operations, audited the information for each of the eight years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2003, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.


We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.


                                                     INVESTMENT COMPANY EQUITY INDEX FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.06   $    2.67   $    3.07   $    3.41   $    2.86
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    2.62   $    2.06   $    2.67   $    3.07   $    3.41
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                    122,328     110,153     109,580     109,982     112,735
                                           =========   =========   =========   =========   =========

                                                     INVESTMENT COMPANY EQUITY INDEX FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.26   $    1.72   $    1.42   $    1.05   $    1.05
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    2.86   $    2.26   $    1.72   $    1.42   $    1.05
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     94,019      68,462      35,660      17,109       4,644
                                           =========   =========   =========   =========   =========

                                                         INVESTMENT COMPANY ALL AMERICA FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    5.96   $    7.74   $    9.46   $   10.05   $    8.09
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    7.85   $    5.96   $    7.74   $    9.46   $   10.05
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     42,508      41,572      44,755      47,895      48,014
                                           =========   =========   =========   =========   =========

                                                         INVESTMENT COMPANY ALL AMERICA FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    6.76   $    5.39   $    4.52   $    3.35   $    3.36
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    8.09   $    6.76   $    5.39   $    4.52   $    3.35
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     49,275      51,312      49,798      43,620      38,669
                                           =========   =========   =========   =========   =========

                                                              INVESTMENT COMPANY
                                                           MID-CAP EQUITY INDEX FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period            $    1.05   $    1.25   $    1.28   $    1.11   $    1.00
                                           =========   =========   =========   =========   =========
Unit value, end of period                  $    1.41   $    1.05   $    1.25   $    1.28   $    1.11
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period                   91,187      64,271      49,342      37,752       3,431
                                           =========   =========   =========   =========   =========

                                                   INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $    1.95   $    2.47   $    2.79   $    2.85   $    2.02
                                           =========   =========   =========   =========   =========
Unit value, end of period/year             $    2.69   $    1.95   $    2.47   $    2.79   $    2.85
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year              90,102      79,680      76,011      75,043      62,123
                                           =========   =========   =========   =========   =========

                                                   INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $    2.15   $    1.80   $    1.43   $    1.05   $    1.00
                                           =========   =========   =========   =========   =========
Unit value, end of period/year             $    2.02   $    2.15   $    1.80   $    1.43   $    1.05
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year              63,176      71,468      49,800      20,858       9,145
                                           =========   =========   =========   =========   =========

                                                       INVESTMENT COMPANY COMPOSITE FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    4.46   $    4.87   $    5.52   $    5.61   $    4.93
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    5.23   $    4.46   $    4.87   $    5.52   $    5.61
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     43,988      45,392      50,607      54,447      56,404
                                           =========   =========   =========   =========   =========

                                                       INVESTMENT COMPANY COMPOSITE FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    4.36   $    3.75   $    3.39   $    2.82   $    2.95
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    4.93   $    4.36   $    3.75   $    3.39   $    2.82
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     59,833      61,359      66,715      70,558      73,239
                                           =========   =========   =========   =========   =========

                                                         INVESTMENT COMPANY BOND FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    3.78   $    3.57   $    3.31   $    3.07   $    3.17
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    3.99   $    3.78   $    3.57   $    3.31   $    3.07
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     22,484      22,509      20,932      13,899      14,287
                                           =========   =========   =========   =========   =========

                                                         INVESTMENT COMPANY BOND FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    3.00   $    2.75   $    2.69   $    2.28   $    2.39
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    3.17   $    3.00   $    2.75   $    2.69   $    2.28
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     17,746      12,671      12,548      12,083      10,601
                                           =========   =========   =========   =========   =========

                                                        INVESTMENT COMPANY MID-TERM BOND FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.64   $    1.51   $    1.38   $    1.32   $    1.32
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    1.67   $    1.64   $    1.51   $    1.38   $    1.32
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     30,102      39,713      21,035       5,922       6,037
                                           =========   =========   =========   =========   =========

                                                        INVESTMENT COMPANY MID-TERM BOND FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.26   $    1.19   $    1.16   $    1.01   $    1.06
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    1.32   $    1.26   $    1.19   $    1.16   $    1.01
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      7,325       4,478       3,828       2,848       1,444
                                           =========   =========   =========   =========   =========

                                                    INVESTMENT COMPANY SHORT-TERM BOND FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.52   $    1.46   $    1.37   $    1.28   $    1.24
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    1.53   $    1.52   $    1.46   $    1.37   $    1.28
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     12,497      12,521       7,825       4,649       3,604
                                           =========   =========   =========   =========   =========

                                                    INVESTMENT COMPANY SHORT-TERM BOND FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.19   $    1.14   $    1.10   $    1.03   $    1.03
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    1.24   $    1.19   $    1.14   $    1.10   $    1.03
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      3,164       2,355       2,129       1,447       1,132
                                           =========   =========   =========   =========   =========

                                                      INVESTMENT COMPANY MONEY MARKET FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.30   $    2.28   $    2.22   $    2.11   $    2.03
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    2.30   $    2.30   $    2.28   $    2.22   $    2.11
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     24,188      26,791      27,210      25,658      20,766
                                           =========   =========   =========   =========   =========

                                                      INVESTMENT COMPANY MONEY MARKET FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.95   $    1.87   $    1.80   $    1.72   $    1.68
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    2.03   $    1.95   $    1.87   $    1.80   $    1.72
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     19,121      16,831      17,511      17,502      17,653
                                           =========   =========   =========   =========   =========

                                                           INVESTMENT COMPANY
                                           ---------------------------------------------------
                                                2003              2003              2003
                                           ---------------   ---------------   ---------------
                                            CONSERVATIVE        MODERATE         AGGRESSIVE
                                           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                           ---------------   ---------------   ---------------
Unit value, beginning of period               $    1.00         $    1.00         $    1.00
                                              =========         =========         =========
Unit value, end of period                     $    1.05         $    1.11         $    1.19
                                              =========         =========         =========
Thousands of accumulation units
 outstanding, end of period                       2,009             9,849             6,511
                                              =========         =========         =========

                                                               SCUDDER BOND FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   15.58   $   14.60   $   13.94   $   12.73   $   13.02
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   16.22   $   15.58   $   14.60   $   13.94   $   12.73
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      2,539       2,660       2,500       1,630       1,558
                                           =========   =========   =========   =========   =========

                                                               SCUDDER BOND FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   12.37   $   11.48   $   11.30   $    9.69   $   10.32
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   13.02   $   12.37   $   11.48   $   11.30   $    9.69
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      1,757       1,484       1,362       1,269       1,169
                                           =========   =========   =========   =========   =========

                                                             SCUDDER CAPITAL GROWTH FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   24.10   $   34.34   $   42.97   $   48.17   $   36.07
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   30.30   $   24.10   $   34.34   $   42.97   $   48.17
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     10,133       9,954      10,896      11,501      11,582
                                           =========   =========   =========   =========   =========

                                                             SCUDDER CAPITAL GROWTH FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   29.64   $   22.11   $   18.64   $   14.67   $   16.46
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   36.07   $   29.64   $   22.11   $   18.64   $   14.67
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     11,462      11,094       9,266       8,556       8,121
                                           =========   =========   =========   =========   =========

                                                           SCUDDER INTERNATIONAL FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   11.10   $   13.72   $   20.02   $   25.83   $   16.93
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   14.05   $   11.10   $   13.72   $   20.02   $   25.83
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      7,014       7,089       7,619       8,335       8,486
                                           =========   =========   =========   =========   =========

                                                           SCUDDER INTERNATIONAL FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   14.46   $   13.43   $   11.85   $   10.80   $   11.06
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   16.93   $   14.46   $   13.43   $   11.85   $   10.80
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      8,004       8,205       7,688       7,269       8,610
                                           =========   =========   =========   =========   =========

                                                 AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   10.52   $   13.44   $   18.82   $   17.40   $   10.69
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   12.59   $   10.52   $   13.44   $   18.82   $   17.40
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      5,419       5,416       6,086       7,184       3,394
                                           =========   =========   =========   =========   =========

                                                 AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   11.04   $   11.53   $   12.18   $    9.39   $    9.61
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $   10.69   $   11.04   $   11.53   $   12.18   $    9.39
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      3,303       4,510       7,264       8,061       6,361
                                           =========   =========   =========   =========   =========

                                                            CALVERT SOCIAL BALANCED FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.59   $    2.98   $    3.23   $    3.37   $    3.04
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    3.07   $    2.59   $    2.98   $    3.23   $    3.37
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     19,878      17,942      17,463      17,238      16,041
                                           =========   =========   =========   =========   =========

                                                            CALVERT SOCIAL BALANCED FUND
                                           ---------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.65   $    2.23   $    2.01   $    1.57   $    1.64
                                           =========   =========   =========   =========   =========
Unit value, end of year                    $    3.04   $    2.65   $    2.23   $    2.01   $    1.57
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     14,257      12,479      10,713       7,849       5,986
                                           =========   =========   =========   =========   =========

                                                        FIDELITY VIP EQUITY-INCOME FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   26.89   $   32.63   $   34.61   $   32.21   $   30.65
                                           =========   =========   =========   =========   =========
Unit value, end of period/year             $   34.76   $   26.89   $   32.63   $   34.61   $   32.21
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               5,113       4,437       4,275       3,753       4,213
                                           =========   =========   =========   =========   =========

                                                  FIDELITY VIP EQUITY-INCOME FUND
                                           ---------------------------------------------
                                             1998        1997        1996        1995
                                           ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   27.77   $   21.93   $   19.43   $   16.30
                                           =========   =========   =========   =========
Unit value, end of period/year             $   30.65   $   27.77   $   21.93   $   19.43
                                           =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               4,018       3,491       2,342         728
                                           =========   =========   =========   =========

                                                          FIDELITY VIP CONTRAFUND(R)
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   23.27   $   25.88   $   29.73   $   32.13   $   26.16
                                           =========   =========   =========   =========   =========
Unit value, end of period/year             $   29.66   $   23.27   $   25.88   $   29.73   $   32.13
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
  outstanding, end of period/year              9,496       8,844       8,695       8,742       8,430
                                           =========   =========   =========   =========   =========

                                                    FIDELITY VIP CONTRAFUND(R)
                                           ---------------------------------------------
                                             1998        1997        1996        1995
                                           ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   20.36   $   16.59   $   13.85   $   11.43
                                           =========   =========   =========   =========
Unit value, end of period/year             $   26.16   $   20.36   $   16.59   $   13.85
                                           =========   =========   =========   =========
Thousands of accumulation units
  outstanding, end of period/year              6,742       5,656       3,880       1,792
                                           =========   =========   =========   =========

                                                      FIDELITY VIP ASSET MANAGER(SM) FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   21.65   $   23.91   $   25.14   $   26.40   $   24.04
                                           =========   =========   =========   =========   =========
Unit value, end of period/year             $   25.34   $   21.65   $   23.91   $   25.14   $   26.40
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               2,739       2,288       2,114       1,908       1,747
                                           =========   =========   =========   =========   =========

                                                FIDELITY VIP ASSET MANAGER(SM) FUND
                                           ---------------------------------------------
                                             1998        1997        1996        1995
                                           ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   21.14   $   17.72   $   15.66   $   14.04
                                           =========   =========   =========   =========
Unit value, end of period/year             $   24.04   $   21.14   $   17.72   $   15.66
                                           =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               1,488       1,150         613         184
                                           =========   =========   =========   =========


----------
   The dates the Funds of the Separate Account commenced operation are as follows:


   Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds--May 20, 2003.

                 (This page has been left blank intentionally.)

                                   APPENDIX B

                           GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

     -  Reasonable classifications of different types of policies.

     - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

     - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

     - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

     -  Compliance with applicable statutory and regulatory requirements.

     - Competitiveness of rates in light of industry practices and trends current at the time.


We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.


All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

                                 PRIVACY NOTICE

WE ARE PROVIDING THIS PRIVACY NOTICE ON BEHALF OF MUTUAL OF AMERICA LIFE INSURANCE COMPANY AND ITS SEPARATE ACCOUNTS. BY LAW, WE HAVE THE RIGHT TO MODIFY THIS POLICY AT ANY TIME, BUT IF WE DO CHANGE IT, WE WILL NOTIFY YOU IN ADVANCE. UNDER APPLICABLE LAWS AND REGULATIONS, WE ARE REQUIRED TO SEND YOU OUR PRIVACY NOTICE ON AN ANNUAL BASIS.

INFORMATION COLLECTION

     - We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

     - We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products or services and from transactions you have with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical providers.

INFORMATION PROTECTION

     - To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

     - All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

     - Our strict policies for protecting personal information apply to current and former customers.

     - Our Web Site Privacy Policy can be found on the Internet at www.mutualofamerica.com.

     - We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

INFORMATION DISCLOSURE

     -  We will not sell your personal information to anyone.


     - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

     - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose provided.


FOR MORE INFORMATION


If you have any questions about Mutual of America's privacy policy, please contact us at: 1-800-468-3785, or write to us at 320 Park Avenue, New York, NY 10022-6839.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY


320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FOR THRIFT PLAN

                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                    Issued By

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                                 320 Park Avenue

                          New York, New York 10022-6839

                                   Through its

                             SEPARATE ACCOUNT NO. 2

--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contract (CONTRACT) that we offer.


You may obtain a copy of the Prospectus, dated May 1, 2004, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839, Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
         Distribution of the Contracts                                         2
         Calculation of Accumulation Unit Values                               2
         Yield and Performance Information                                     3
         Safekeeping of Separate Account Assets                                7
         State Regulation                                                      7
         Periodic Reports                                                      7
         Legal Proceedings                                                     8
         Legal Matters                                                         8
         Experts                                                               8
         Additional Information                                                8
         Financial Statements                                                  9

--------------------------------------------------------------------------------


DATED: MAY 1, 2004

                          DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.


We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.


                     CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

----------
* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION

MONEY MARKET FUND


Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:


A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

     Effective Yield = [(Base Period Return +1) (TO THE POWER  OF 365/7)] - 1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2003 was .11%. (This return reflects the imposition of the $2 monthly charge.)


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

     T = (ERV/P) (TO THE POWER OF 1/n) - 1

Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

     C = (ERV/P) - 1.

Where:

     C = Cumulative Total Return
     P = hypothetical initial payment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          AVERAGE ANNUAL TOTAL RETURN*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (1.7)%         9.6%            9.0%      02/05/93
Investment Company All America                      31.8%         (0.6)%         8.9%           11.2%      01/01/85
Investment Company Mid-Cap Equity
   Index                                            34.0%          N/A           N/A             7.7%      05/03/99
Investment Company Aggressive Equity                38.1%          6.0%          N/A            10.8%      05/02/94
Investment Company Composite                        17.2%          1.2%          5.9%            6.7%      01/01/85
Investment Company Bond                              5.8%          4.7%          5.3%            7.3%      01/01/85
Investment Company Mid-Term Bond                     1.9%          4.7%          4.6%            4.8%      02/05/93
Investment Company Short-Term Bond                   0.8%          4.2%          4.0%            4.0%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%         (3.4)%         6.3%            8.9%      01/03/89
Scudder Bond                                         4.1%          4.5%          4.6%            6.4%      01/03/89
Scudder International                               26.6%         (3.7)%         2.4%            5.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%          2.6%          9.1%            9.1%      05/01/95
Fidelity VIP Contra                                 27.4%          2.5%         11.6%           11.6%      05/01/95
Fidelity VIP Asset Manager                          17.0%          1.1%          7.0%            7.1%      05/01/95
Calvert Social Balanced                             18.2%          0.2%          6.5%            6.9%      05/13/91
American Century VP Capital
   Appreciation                                     19.7%          3.3%          2.7%            6.2%      01/03/89


                            CUMULATIVE TOTAL RETURNS*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (8.4)%       150.2%          162.4%      02/05/93
Investment Company All America                      31.8%         (3.0)%       133.8%          644.6%      01/01/85
Investment Company Mid-Cap Equity Index             34.0%          N/A           N/A            41.3%      05/03/99
Investment Company Aggressive Equity                38.1%         33.5%          N/A           169.0%      05/02/94
Investment Company Composite                        17.2%          6.2%         77.4%          245.3%      01/01/85
Investment Company Bond                              5.8%         26.0%         67.5%          278.9%      01/01/85
Investment Company Mid-Term Bond                     1.9%         25.9%         57.3%           66.7%      02/05/93
Investment Company Short-Term Bond                   0.8%         22.8%         48.1%           52.9%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%        (16.0)%        84.1%          257.0%      01/03/89
Scudder Bond                                         4.1%         24.6%         57.3%          154.3%      01/03/89
Scudder International                               26.6%        (17.0)%        27.0%          126.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%         13.4%        113.1%          113.3%      05/01/95
Fidelity VIP Contra                                 27.9%         13.4%        159.3%          159.4%      05/01/95
Fidelity VIP Asset Manager                          17.0%          5.4%         80.4%           80.5%      05/01/95
Calvert Social Balanced                             18.2%          0.9%         87.0%          132.8%      05/13/91
American Century VP Capital Appreciation            19.7%         17.9%         31.0%          147.9%      01/03/89


----------

* Returns reflect the deduction of actual charges in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(1)  Investment Company Money Market Fund,

(2)  Investment Company Short-Term Bond Fund,

(3)  Investment Company Mid-Term Bond Fund,

(4)  Investment Company Bond Fund,

(5)  Scudder Bond Fund,

(6)  Investment Company Composite Fund,


(7)  Fidelity VIP Asset Manager(SM) Fund,


(8)  Calvert Social Balanced Fund,

(9)  Fidelity VIP Equity-Income Fund,

(10) Investment Company All America Fund,

(11) Investment Company Equity Index Fund,

(12) Investment Company Mid-Cap Equity Index Fund,


(13) Fidelity VIP Contrafund,(R)


(14) Investment Company Aggressive Equity Fund,

(15) Scudder Capital Growth Fund,

(16) Scudder International Fund, and

(17) American Century VP Capital Appreciation Fund.

(18) Conservative Allocation Fund

(19) Moderate Allocation Fund

(20) Aggressive Allocation Fund

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION


We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.


The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

     -    the allocation of contributed amounts to the Separate and General
          Accounts;

     - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

     -    the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                                LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                  LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

                                     EXPERTS


The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2003 have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS


The financial statements of Separate Account No. 2 as of December 31, 2003 and of Mutual of America Life Insurance Company as of December 31, 2003 and December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York, as stated in the independent auditors' report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2003 are included as follows:



                                                              PAGE
                                                              ----
     Independent Auditors' Report                               10
     Statement of Assets and Liabilities                        11
     Statement of Operations                                    14
     Statements of Changes in Net Assets                        16
     Financial Highlights                                       20
     Notes to Financial Statements                              29



You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2003 and 2002 are included as follows:



                                                               PAGE
                                                               ----
     Independent Auditors' Report                                32
     Consolidated Statements of Financial Condition              33
     Consolidated Statements of Operations and Surplus           34
     Consolidated Statements of Cash Flows                       35
     Notes to Consolidated Financial Statements                  36

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2003, and the related statement of operations for each of the periods in the year then ended, changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Separate Account's accompanying financial highlights for each of the years or periods in the three-year period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account No. 2 as of December 31, 2003, and the results of their operations for each of the periods in the year then ended, changes in their net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


New York, New York
February 24, 2004

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                                                                          MID-CAP
                                                     MONEY MARKET      ALL AMERICA    EQUITY INDEX     EQUITY INDEX
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Money Market Fund--$56,588,806
   All America Fund--$351,582,180
   Equity Index Fund--$304,603,147
   Mid-Cap Equity Index Fund--$117,892,945)
   (Notes 1 and 2)                                   $  55,672,101    $ 333,223,016   $ 321,521,107    $ 135,771,998
Due From (To) Mutual of America General Account            (47,180)         495,514        (545,775)      (6,934,944)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  55,624,921    $ 333,718,530   $ 320,975,332    $ 128,837,054
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.30    $        7.85   $        2.62    $        1.41
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        24,188,198       42,508,113     122,327,765       91,186,638
                                                     =============    =============   =============    =============

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                         BOND          SHORT-TERM       MID-TERM         COMPOSITE
                                                         FUND           BOND FUND       BOND FUND          FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Bond Fund--$94,500,869
   Short-Term Bond Fund--$19,489,140
   Mid-Term Bond Fund--$50,224,212
   Composite Fund--$270,079,855)
   (Notes 1 and 2)                                   $  90,010,301    $  19,110,589   $  50,203,492    $ 230,382,649
Due From (To) Mutual of America General Account           (188,237)          (8,650)        (35,476)        (245,870)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  89,822,064    $  19,101,939   $  50,168,016    $ 230,136,779
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.99    $        1.53   $        1.67    $        5.23
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        22,484,065       12,497,425      30,101,923       43,987,749
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                       AGGRESSIVE     CONSERVATIVE      MODERATE        AGGRESSIVE
                                                        EQUITY          ALLOCATION     ALLOCATION       ALLOCATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Aggressive Equity Fund--$232,267,833
   Conservative Allocation Fund--$2,042,826
   Moderate Allocation Fund--$10,577,334
   Aggressive Allocation Fund--$7,246,034)
   (Notes 1 and 2)                                   $ 247,098,804    $   2,026,140   $  10,807,324    $   7,602,651
Due From (To) Mutual of America General Account         (4,565,988)          77,753         135,471          119,412
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $ 242,532,816    $   2,103,893   $  10,942,795    $   7,722,063
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.69    $        1.05   $        1.11    $        1.19
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        90,101,578        2,008,814       9,848,694        6,510,636
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                                         AMERICAN
                                                                        SCUDDER                           CENTURY
                                                     ----------------------------------------------    -------------
                                                                         CAPITAL                        VP CAPITAL
                                                         BOND            GROWTH       INTERNATIONAL    APPRECIATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Scudder Portfolios and
   American Century VP Capital Appreciation
   Fund at market value
   (Cost:
   Scudder Bond Fund--$40,023,086
   Scudder Capital Growth Fund--$352,360,054
   Scudder International Fund--$90,195,410
   American Century VP Capital
    Appreciation Fund--$89,890,779)
   (Notes 1 and 2)                                   $  41,201,244    $ 307,092,149   $  98,535,735    $  68,202,258
Due From (To) Mutual of America General
   Account                                                  (9,449)          (3,042)          3,623           47,823
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  41,191,795    $ 307,089,107   $  98,539,358    $  68,250,081
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $       16.22    $       30.30   $       14.05    $       12.59
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003         2,539,403       10,133,313       7,013,574        5,419,233
                                                     =============    =============   =============    =============

                                                        CALVERT                          FIDELITY
                                                     -------------    -----------------------------------------------
                                                        SOCIAL             VIP             VIP              VIP
                                                       BALANCED       EQUITY-INCOME      CONTRA       ASSET MANAGER(SM)
                                                         FUND             FUND           FUND(R)             FUND
                                                     -------------    -------------   -------------    --------------
Assets:
Investments in Calvert Social Balanced
   Portfolio and Fidelity Portfolios at market
   value (Cost:
   Calvert Social Balanced Fund--$64,143,208
   VIP Equity-Income Fund--$160,575,492
   VIP II Contra Fund--$254,473,247
   VIP II Asset Manager Fund--$72,722,878)
   (Notes 1 and 2)                                   $  61,003,911    $ 177,754,848   $ 281,629,571    $  69,417,980
Due From (To) Mutual of America General
   Account                                                 (16,195)         (11,758)         (1,467)          (6,049)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  60,987,716    $ 177,743,090   $ 281,628,104    $  69,411,931
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.07    $       34.76   $       29.66    $       25.34
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        19,877,755        5,113,453       9,495,788        2,739,126
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                (EXCEPT AS NOTED)

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                                   MID-CAP
                                 MONEY MARKET     ALL AMERICA     EQUITY INDEX   EQUITY INDEX        BOND         SHORT-TERM
                                     FUND            FUND            FUND            FUND            FUND          BOND FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $     581,193   $   2,326,262   $   4,097,327   $     885,319   $   4,640,871   $     646,559
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
    expenses                           617,484       2,678,924       2,542,353         819,996         952,719         223,131
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)           (36,291)       (352,662)      1,554,974          65,323       3,688,152         423,428
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                    (206,159)    (18,956,991)    (12,258,787)       (172,598)       (563,670)         34,676
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771      97,852,527      75,766,237      26,561,374       1,742,530        (353,889)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments           (50,388)     78,895,536      63,507,450      26,388,776       1,178,860        (319,213)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $     (86,679)  $  78,542,874   $  65,062,424   $  26,454,099   $   4,867,012   $     104,215
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                   AGGRESSIVE    CONSERVATIVE      MODERATE       AGGRESSIVE
                                   MID-TERM        COMPOSITE        EQUITY        ALLOCATION      ALLOCATION      ALLOCATION
                                   BOND FUND         FUND            FUND           FUND (a)        FUND (a)       FUND (a)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $   2,294,235   $   5,472,537   $          --   $      78,624   $     329,149   $     167,598
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
  expenses                             655,050       2,060,641       1,707,624           8,503          32,704          22,076
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)         1,639,185       3,411,896      (1,707,624)         70,121         296,445         145,522
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                   1,079,404      (4,237,393)     (4,861,137)          3,447          17,345          43,505
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)     34,618,060      67,529,033         (16,686)        229,990         356,617
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments          (582,687)     30,380,667      62,667,896         (13,239)        247,335         400,122
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $   1,056,498   $  33,792,563   $  60,960,272   $      56,882   $     543,780   $     545,644
                                 =============   =============   =============   =============   =============   =============

----------
(a)  For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.

   The accompanying notes are an integral part of these financial statements.

                                                                                                         AMERICAN
                                                                        SCUDDER                          CENTURY
                                                     ----------------------------------------------    -------------
                                                                        CAPITAL                         VP CAPITAL
                                                         BOND           GROWTH        INTERNATIONAL    APPRECIATION
                                                         FUND            FUND             FUND             FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,761,631    $   1,126,223   $     623,849    $          --
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         441,400        2,484,833         754,241          405,229
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                             1,320,231       (1,358,610)       (130,392)        (405,229)
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments (Note 1):
  Net realized gain (loss) on investments                  122,667      (10,899,138)     (3,180,242)      (6,453,336)
  Net unrealized appreciation (depreciation)
    of investments                                         184,897       73,927,023      23,938,669       17,947,502
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                              307,564       63,027,885      20,758,427       11,494,166
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   1,627,795    $  61,669,275   $  20,628,035    $  11,088,937
                                                     =============    =============   =============    =============

                                                        CALVERT                         FIDELITY
                                                     -------------   -----------------------------------------------
                                                        SOCIAL            VIP             VIP              VIP
                                                       BALANCED      EQUITY-INCOME       CONTRA       ASSET MANAGER(SM)
                                                         FUND            FUND            FUND(R)           FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,083,309    $   2,356,580   $   1,024,288    $   1,915,204
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         554,547        1,278,238       1,949,845          561,185
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                               528,762        1,078,342        (925,557)       1,354,019
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on investments                 (310,698)      (1,411,145)      1,493,659         (458,929)
  Net unrealized appreciation (depreciation)
    of investments                                       8,715,804       38,367,937      57,852,129        8,345,289
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                            8,405,106       36,956,792      59,345,788        7,886,360
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   8,933,868    $  38,035,134   $  58,420,231    $   9,240,379
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                       MONEY MARKET FUND               ALL AMERICA FUND                EQUITY INDEX FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $     (36,291)  $     266,705   $    (352,662)  $    (393,609)  $   1,554,974   $   1,561,006
  Net realized gain (loss) on
    investments                       (206,159)     (1,431,636)    (18,956,991)    (32,500,097)    (12,258,787)    (36,261,658)
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771       1,382,713      97,852,527     (47,368,004)     75,766,237     (34,788,477)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                           (86,679)        217,782      78,542,874     (80,261,710)     65,062,424     (69,489,129)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     11,726,992      11,885,836      27,440,461      28,345,754      39,428,338      42,796,882
  Withdrawals                       (8,756,295)     (9,499,711)    (23,652,103)    (25,277,423)    (21,403,940)    (20,917,802)
  Net transfers                     (8,821,621)     (3,213,697)      3,811,354     (21,732,312)     10,594,437     (18,130,484)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (5,850,924)       (827,572)      7,599,712     (18,663,981)     28,618,835       3,748,596
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            (5,937,603)       (609,790)     86,142,586     (98,925,691)     93,681,259     (65,740,533)
Net Assets:
Beginning of Year                   61,562,524      62,172,314     247,575,944     346,501,635     227,294,073     293,034,606
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  55,624,921   $  61,562,524   $ 333,718,530   $ 247,575,944   $ 320,975,332   $ 227,294,073
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                           MID-CAP                                                        SHORT-TERM
                                       EQUITY INDEX FUND                  BOND FUND                        BOND FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $      65,323   $     638,292   $   3,688,152   $   6,047,799   $     423,428   $     349,098
  Net realized gain (loss) on
    investments                       (172,598)     (8,737,695)       (563,670)       (920,742)         34,676          11,725
  Net unrealized appreciation
    (depreciation) of
    investments                     26,561,374      (8,599,353)      1,742,530        (900,966)       (353,889)        174,963
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                        26,454,099     (16,698,756)      4,867,012       4,226,091         104,215         535,786
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     17,409,724      18,231,408      17,029,255      14,093,174       5,104,061       4,113,499
  Withdrawals                       (6,600,482)     (6,966,866)     (9,203,298)     (8,159,067)     (2,642,177)     (1,909,591)
  Net transfers                     23,812,655      11,300,803      (7,875,983)        133,844      (2,443,150)      4,845,577
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 34,621,897      22,565,345         (50,026)      6,067,951          18,734       7,049,485
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            61,075,996       5,866,589       4,816,986      10,294,042         122,949       7,585,271
Net Assets:
Beginning of Year                   67,761,058      61,894,469      85,005,078      74,711,036      18,978,990      11,393,719
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 128,837,054   $  67,761,058   $  89,822,064   $  85,005,078   $  19,101,939   $  18,978,990
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                      MID-TERM BOND FUND                COMPOSITE FUND               AGGRESSIVE EQUITY FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,639,185   $   1,221,732   $   3,411,896   $   5,257,385   $  (1,707,624)  $  (1,722,550)
  Net realized gain (loss) on
    investments                      1,079,404         139,928      (4,237,393)     (8,581,685)     (4,861,137)    (11,554,013)
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)      1,870,260      34,618,060     (16,458,207)     67,529,033     (30,648,086)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,056,498       3,231,920      33,792,563     (19,782,507)     60,960,272     (43,924,649)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     15,368,412      10,189,565      16,786,693      17,188,826      28,951,020      31,349,735
  Withdrawals                       (6,606,074)     (4,882,460)    (18,732,871)    (21,992,438)    (14,634,583)    (15,037,477)
  Net transfers                     24,631,384)     24,774,071      (4,370,683)    (19,221,969)     11,974,074      (5,034,393)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                (15,869,046)     30,081,176      (6,316,861)    (24,025,581)     26,290,511      11,277,865
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                           (14,812,548)     33,313,096      27,475,702     (43,808,088)     87,250,783     (32,646,784)
Net Assets:
Beginning of Year                   64,980,564      31,667,468     202,661,077     246,469,165     155,282,033     187,928,817
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  50,168,016   $  64,980,564   $ 230,136,779   $ 202,661,077   $ 242,532,816   $ 155,282,033
                                 =============   =============   =============   =============   =============   =============

                                                                        INVESTMENT COMPANY
                                                 ------------------------------------------------------------------
                                                     CONSERVATIVE             MODERATE              AGGRESSIVE
                                                   ALLOCATION FUND        ALLOCATION FUND        ALLOCATION FUND
                                                 --------------------   --------------------   --------------------
                                                    FOR THE PERIOD         FOR THE PERIOD         FOR THE PERIOD
                                                     MAY 20, 2003           MAY 20, 2003           MAY 20, 2003
                                                    (COMMENCEMENT          (COMMENCEMENT          (COMMENCEMENT
                                                    OF OPERATIONS)         OF OPERATIONS)         OF OPERATIONS)
                                                 TO DECEMBER 31, 2003   TO DECEMBER 31, 2003   TO DECEMBER 31, 2003
                                                 --------------------   --------------------   --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                   $             70,121   $            296,445   $            145,522
  Net realized gain (loss) on investments                       3,447                 17,345                 43,505
  Net unrealized appreciation (depreciation)
    of investments                                            (16,686)               229,990                356,617
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets
  resulting from operations                                    56,882                543,780                545,644
                                                 --------------------   --------------------   --------------------
From Unit Transactions:
  Contributions                                               573,579              3,050,872              2,048,436
  Withdrawals                                                 (62,176)              (406,594)              (260,464)
  Net transfers                                             1,535,608              7,754,737              5,388,447
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) from unit transactions              2,047,011             10,399,015              7,176,419
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets                       2,103,893             10,942,795              7,722,063
Net Assets:
Beginning of Period                                                --                     --                     --
                                                 --------------------   --------------------   --------------------
End of Period                                    $          2,103,893   $         10,942,795   $          7,722,063
                                                 ====================   ====================   ====================

   The accompanying notes are an integral part of these financial statements.

                                                                            SCUDDER
                                 ---------------------------------------------------------------------------------------------
                                           BOND FUND                  CAPITAL GROWTH FUND             INTERNATIONAL FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,320,231   $   1,611,319   $  (1,358,610)  $  (1,750,534)  $    (130,392)  $    (101,286)
  Net realized gain (loss) on
    investments                        122,667          41,325     (10,899,138)    (30,428,019)     (3,180,242)      2,823,774
  Net unrealized appreciation
    (depreciation) of
    investments                        184,897         659,499      73,927,023     (77,783,144)     23,938,669     (16,930,624)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,627,795       2,312,143      61,669,275    (109,961,697)     20,628,035     (14,208,136)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                      8,094,416       6,250,976      30,417,724      36,251,724      10,884,858      11,835,269
  Withdrawals                       (4,304,222)     (3,713,719)    (23,130,779)    (26,136,151)     (8,062,048)     (7,700,018)
  Net transfers                     (5,666,634)         76,369      (1,764,117)    (34,433,365)     (3,580,261)    (15,775,874)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (1,876,440)      2,613,626       5,522,828     (24,317,792)       (757,451)    (11,640,623)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                              (248,645)      4,925,769      67,192,103    (134,279,489)     19,870,584     (25,848,759)
Net Assets:
Beginning of Year                   41,440,440      36,514,671     239,897,004     374,176,493      78,668,774     104,517,533
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  41,191,795   $  41,440,440   $ 307,089,107   $ 239,897,004   $  98,539,358   $  78,668,774
                                 =============   =============   =============   =============   =============   =============

                                                           AMERICAN CENTURY                      CALVERT
                                                     ------------------------------   ------------------------------
                                                              VP CAPITAL                         SOCIAL
                                                           APPRECIATION FUND                  BALANCED FUND
                                                     ------------------------------   ------------------------------
                                                         2003            2002             2003             2002
                                                     -------------    -------------   -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                       $    (405,229)   $    (452,854)  $     528,762    $     845,853
  Net realized gain (loss) on investments               (6,453,336)     (12,486,285)       (310,698)        (704,432)
  Net unrealized appreciation (depreciation) of
    investments                                         17,947,502       (4,082,608)      8,715,804       (7,083,629)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in net assets resulting
  from operations                                       11,088,937      (17,021,747)      8,933,868       (6,942,208)
                                                     -------------    -------------   -------------    -------------
From Unit Transactions:
  Contributions                                          7,923,516       10,004,929       8,838,652        8,812,504
  Withdrawals                                           (4,979,253)      (5,435,359)     (4,064,036)      (3,547,443)
  Net transfers                                         (2,766,981)     (12,359,542)        723,979       (3,812,363)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) from unit transactions             177,282       (7,789,972)      5,498,595        1,452,698
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets                   11,266,219      (24,811,719)     14,432,463       (5,489,510)
Net Assets:
Beginning of Year                                       56,983,862       81,795,581      46,555,253       52,044,763
                                                     -------------    -------------   -------------    -------------
End of Year                                          $  68,250,081    $  56,983,862   $  60,987,716    $  46,555,253
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           FIDELITY
                                 ---------------------------------------------------------------------------------------------
                                              VIP                            VIP                              VIP
                                         EQUITY INCOME                      CONTRA                      ASSET MANAGER(SM)
                                             FUND                           FUND(R)                          FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                      2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,078,342   $   4,049,431   $    (925,557)  $     (48,887)  $   1,354,019   $   1,385,251
  Net realized gain (loss) on
    investments                     (1,411,145)     (8,170,522)      1,493,659     (10,079,700)       (458,929)     (1,062,143)
  Net unrealized appreciation
    (depreciation) of
    investments                     38,367,937     (22,412,108)     57,852,129     (13,371,300)      8,345,289      (5,493,407)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
   operations                       38,035,134     (26,533,199)     58,420,231     (23,499,887)      9,240,379      (5,170,299)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     23,173,914      24,183,195      33,354,314      33,217,095      11,950,968      12,005,262
  Withdrawals                      (12,135,445)    (12,253,609)    (19,410,144)    (18,781,531)     (5,475,735)     (4,649,787)
  Net transfers                      9,373,538      (5,607,465)      3,438,816     (10,141,456)      4,158,874      (3,204,026)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 20,412,007       6,322,121      17,382,986       4,294,108      10,634,107       4,151,449
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            58,447,141     (20,211,078)     75,803,217     (19,205,779)     19,874,486      (1,018,850)
Net Assets:
Beginning of Year                  119,295,949     139,507,027     205,824,887     225,030,666      49,537,445      50,556,295
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 177,743,090   $ 119,295,949   $ 281,628,104   $ 205,824,887   $  69,411,931   $  49,537,445
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2003, 2002 and 2001. Data shown for any of the preceding two years (1999-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                                  INVESTMENT COMPANY MONEY MARKET FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.30     $      2.28     $      2.22     $      2.11   $      2.03
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.30     $      2.30     $      2.28     $      2.22   $      2.11
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           26,791          27,210          25,658
Units Issued (000's) (1)                             13,445          45,360          71,518
Units Redeemed (000's) (1)                          (16,048)        (45,779)        (69,966)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               24,188          26,791          27,210          25,658        20,766
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $    55,625     $    61,563     $    62,172
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.0%            1.5%            5.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                    0.1%            0.6%            3.0%
                                                ===========     ===========     ===========

                                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      5.96     $      7.74     $      9.46     $     10.05   $      8.09
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      7.85     $      5.96     $      7.74     $      9.46   $     10.05
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           41,572          44,755          47,895
Units Issued (000's) (1)                             17,434          19,155          21,460
Units Redeemed (000's) (1)                          (16,498)        (22,338)        (24,600)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               42,508          41,572          44,755          47,895        48,014
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   333,719     $   247,576     $   346,502
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         0.8%            0.8%            0.4%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   31.8%          -23.1%          -18.1%
                                                ===========     ===========     ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                  INVESTMENT COMPANY EQUITY INDEX FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.06     $      2.67     $      3.07     $      3.41   $      2.86
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.62     $      2.06     $      2.67     $      3.07   $      3.41
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                          110,153         109,580         109,982
Units Issued (000's) (1)                            131,832         111,439         107,487
Units Redeemed (000's) (1)                         (119,657)       (110,866)       (107,889)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year              122,328         110,153         109,580         109,982       112,735
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   320,975     $   227,294     $   293,035
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.6%            1.6%            3.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   27.2%          -22.8%          -13.0%
                                                ===========     ===========     ===========

                                                                         INVESTMENT COMPANY
                                                                      MID-CAP EQUITY INDEX FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999*
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.05    $      1.25    $      1.28    $      1.11   $      1.00
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.41    $      1.05    $      1.25    $      1.28   $      1.11
                                                ===========    ===========    ===========    ===========   ===========

Units outstanding (000's), beginning of
  year (1)                                           64,271         49,342         37,752
Units Issued (000's) (1)                            134,122        180,415        125,401
Units Redeemed (000's) (1)                         (107,206)      (165,486)      (113,811)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               91,187         64,271         49,342         37,752         3,431
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   128,837    $    67,761    $    61,894
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.0%           1.8%           2.8%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   34.0%         -16.0%          -2.0%
                                                ===========    ===========    ===========

----------
*    Commenced operation May 3, 1999.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    INVESTMENT COMPANY BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      3.78    $      3.57    $      3.31    $      3.07   $      3.17
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.99    $      3.78    $      3.57    $      3.31   $      3.07
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           22,509         20,932         13,899
Units Issued (000's) (1)                             13,116         13,207         15,756
Units Redeemed (000's) (1)                          (13,141)       (11,630)        (8,723)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               22,484         22,509         20,932         13,899        14,287
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    89,822    $    85,005    $    74,711
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         5.0%           9.0%          10.5%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    5.8%           5.8%           7.8%
                                                ===========    ===========    ===========

                                                              INVESTMENT COMPANY SHORT-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.52    $      1.46    $      1.37    $      1.28   $      1.24
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.53    $      1.52    $      1.46    $      1.37   $      1.28
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           12,521          7,825          4,649
Units Issued (000's) (1)                             10,241         10,451          6,928
Units Redeemed (000's) (1)                          (10,265)        (5,755)        (3,752)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               12,497         12,521          7,825          4,649         3,604
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    19,102    $    18,979    $    11,394
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.5%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    0.8%           4.1%           6.5%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                INVESTMENT COMPANY MID-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.64    $      1.51    $      1.38    $      1.32   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.67    $      1.64    $      1.51    $      1.38   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           39,713         21,035          5,922
Units Issued (000's) (1)                             21,886         41,929         26,104
Units Redeemed (000's) (1)                          (31,497)       (23,251)       (10,991)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               30,102         39,713         21,035          5,922         6,037
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    50,168    $    64,981    $    31,667
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.7%           4.2%           5.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    1.9%           8.7%           9.5%
                                                ===========    ===========    ===========

                                                                  INVESTMENT COMPANY COMPOSITE FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      4.46    $      4.87    $      5.52    $      5.61   $      4.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      5.23    $      4.46    $      4.87    $      5.52   $      5.61
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           45,392         50,607         54,447
Units Issued (000's) (1)                              5,455          5,327          5,576
Units Redeemed (000's) (1)                           (6,859)       (10,542)        (9,416)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               43,988         45,392         50,607         54,447        56,404
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   230,137    $   202,661    $   246,469
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%         0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.6%           3.3%          3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.2%          -8.3%         -11.8%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                              INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of Period/Year            $      1.95    $      2.47    $      2.79    $      2.85   $      2.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of Period/Year                  $      2.69    $      1.95    $      2.47    $      2.79   $      2.85
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  Period/Year (1)                                    79,680         76,011         75,043
Units Issued (000's) (1)                             50,404         57,813         44,630
Units Redeemed (000's) (1)                          (39,982)       (54,144)       (43,662)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of Period/
  Year                                               90,102         79,680         76,011         75,043        62,123
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   242,533    $   155,282    $   187,929
                                                ===========    ===========    ===========
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (D) (1)                      --             --            0.5%
                                                ===========    ===========    ===========
Total Return (C) (E) (1)                               38.1%         -21.2%         -11.4%
                                                ===========    ===========    ===========

                                                         INVESTMENT COMPANY
                                               ------------------------------------------
                                               CONSERVATIVE     MODERATE     AGGRESSIVE
                                                ALLOCATION     ALLOCATION    ALLOCATION
                                                   FUND*          FUND*         FUND*
                                               ------------   ------------   ------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2003          2003
---------------------------------------------  ------------   ------------   ------------
Unit value, beginning of Period/Year           $       1.05   $       1.05   $       1.05
                                               ============   ============   ============
Unit value, end of Period/Year                 $       1.05   $       1.11   $       1.19
                                               ============   ============   ============
Units outstanding (000's), beginning of
  Period/Year (1)                                        --             --             --
Units Issued (000's) (1)                              3,737         13,383          9,770
Units Redeemed (000's) (1)                           (1,728)        (3,534)        (3,259)
                                               ------------   ------------   ------------
Units Outstanding (000's), end of Period/
  Year                                                2,009          9,849          6,511
                                               ============   ============   ============
Net Assets (000's) (1)                         $      2,104   $     10,943   $      7,722
                                               ============   ============   ============
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                               ============   ============   ============
Investment Income Ratio (B) (D) (1)                     9.0%           9.6%           7.3%
                                               ============   ============   ============
Total Return (C) (E) (1)                                4.7%          11.1%          18.6%
                                               ============   ============   ============

----------
*    For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(D)  Annualized for periods less than one year.
(E)  Not annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

                                                                           SCUDDER BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     15.58    $     14.60    $     13.94    $     12.73   $     13.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     16.22    $     15.58    $     14.60    $     13.94   $     12.73
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,660          2,500          1,630
Units Issued (000's) (1)                              1,046          1,517          2,625
Units Redeemed (000's) (1)                           (1,167)        (1,357)        (1,755)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,539          2,660          2,500          1,630         1,558
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    41,192    $    41,440    $    36,515
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         4.1%           5.5%           4.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    4.1%           6.7%           4.8%
                                                ===========    ===========    ===========

                                                                      SCUDDER CAPITAL GROWTH FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     24.10    $     34.34    $     42.97    $     48.17   $     36.07
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     30.30    $     24.10    $     34.34    $     42.97   $     48.17
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            9,954         10,896         11,501
Units Issued (000's) (1)                              3,244          4,909          3,964
Units Redeemed (000's) (1)                           (3,065)        (5,851)        (4,569)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               10,133          9,954         10,896         11,501        11,582
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   307,089    $   239,897    $   374,176
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.3%          13.1%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   25.7%         -29.8%         -20.1%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                      SCUDDER INTERNATIONAL FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     11.10    $     13.72    $     20.02    $     25.83   $     16.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     14.05    $     11.10    $     13.72    $     20.02   $     25.83
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            7,089          7,619          8,335
Units Issued (000's) (1)                              3,476         87,282        179,759
Units Redeemed (000's) (1)                           (3,551)       (87,812)      (180,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                7,014          7,089          7,619          8,335         8,486
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    98,539    $    78,669    $   104,518
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.8%           0.8%          20.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   26.6%         -19.1%         -31.5%
                                                ===========    ===========    ===========

                                                                         AMERICAN CENTURY
                                                ----------------------------------------------------------------------
                                                                     VP CAPITAL APPRECIATION FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     10.52    $     13.44    $     18.82    $     17.40   $     10.69
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     12.59    $     10.52    $     13.44    $     18.82   $     17.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            5,416          6,086          7,184
Units Issued (000's) (1)                              2,198          2,635          8,755
Units Redeemed (000's) (1)                           (2,195)        (3,305)        (9,853)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,419          5,416          6,086          7,184         3,394
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    68,250    $    56,984    $    81,796
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.65%          0.65%         0.70%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                          --             --           38.0%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   19.7%         -21.7%         -28.6%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    CALVERT SOCIAL BALANCED FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      2.59    $      2.98    $      3.23    $      3.37   $      3.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.07    $      2.59    $      2.98    $      3.23   $      3.37
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           17,942         17,463         17,238
Units Issued (000's) (1)                              5,049          4,482          4,112
Units Redeemed (000's) (1)                           (3,113)        (4,003)        (3,887)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               19,878         17,942         17,463         17,238        16,041
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    60,988    $    46,555    $    52,045
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.1%           2.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   18.2%         -12.9%          -7.8%
                                                ===========    ===========    ===========

                                                                  FIDELITY VIP EQUITY-INCOME FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     26.89    $     32.63    $     34.61    $     32.21   $     30.65
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     34.76    $     26.89    $     32.63    $     34.61   $     32.21
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            4,437          4,275          3,753
Units Issued (000's) (1)                              2,757          2,817          1,997
Units Redeemed (000's) (1)                           (2,081)        (2,655)        (1,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,113          4,437          4,275          3,753         4,213
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   177,743    $   119,296    $   139,507
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.7%           4.0%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   29.3%         -17.6%          -5.7%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                              FIDELITY
                                                ----------------------------------------------------------------------
                                                                         VIP CONTRAFUND(R)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     23.27    $     25.88    $     29.73    $     32.13   $     26.16
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     29.66    $     23.27    $     25.88    $     29.73   $     32.13
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            8,844          8,695          8,742
Units Issued (000's) (1)                              8,143          5,251          1,796
Units Redeemed (000's) (1)                           (7,491)        (5,102)        (1,843)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                9,496          8,844          8,695          8,742         8,430
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   281,628    $   205,825    $   225,031
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.8%           3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   27.4%         -10.1%         -12.9%
                                                ===========    ===========    ===========

                                                                               FIDELITY
                                                ----------------------------------------------------------------------
                                                                      VIP ASSET MANAGER FUND(SM)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     21.65    $     23.91    $     25.14    $     26.40   $     24.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     25.34    $     21.65    $     23.91    $     25.14   $     26.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,288          2,114          1,908
Units Issued (000's) (1)                              1,061            774            610
Units Redeemed (000's) (1)                             (610)          (600)          (404)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,739          2,288          2,114          1,908         1,747
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    69,412    $    49,537    $    50,556
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.0%          -9.5%          -4.9%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. There are currently twenty investment funds available to Separate Account No. 2. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income, Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Funds ("Fidelity VIP") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became available to Separate Account No. 2.

On May 20, 2003 the Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives. There are currently twenty investment funds available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States of America:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2003 are as follows:

                                                                       NUMBER OF       NET ASSET
                                                                         SHARES          VALUE
                                                                      -----------      ---------
                   Investment Company Funds:
                        Money Market Fund                              47,009,081      $    1.18
                        All America Fund                              157,353,460           2.12
                        Equity Index Fund                             164,678,905           1.95
                        Mid-Cap Equity Index Fund                     104,726,709           1.30
                        Bond Fund                                      69,810,279           1.29
                        Short-Term Bond Fund                           18,521,944           1.03
                        Mid-Term Bond Fund                             52,422,539           0.96
                        Composite Fund                                163,981,718           1.40
                        Aggressive Equity Fund                        142,741,371           1.73
                        Conservative Allocation Fund                    2,001,413           1.01
                        Moderate Allocation Fund                        9,976,225           1.08
                        Aggressive Allocation Fund                      6,517,914           1.17
                   Scudder Portfolios:
                        Bond Portfolio                                  5,852,442           7.04
                        Capital Growth Portfolio--Class "A"            21,048,125          14.59
                        International Portfolio--Class "A"             11,929,266           8.26
                   American Century VP Capital Appreciation Fund        9,578,969           7.12
                   Calvert Social Balanced Portfolio                   34,700,746           1.76
                        Fidelity Portfolios:
                        Equity-Income--"Initial" Class                  7,668,458          23.18
                        Contrafund--"Initial" Class                    12,175,943          23.13
                        Asset Manager--"Initial" Class                  4,800,690          14.46

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 15, 2003 in regard to the Investment Company Money Market Fund only so much or all of annual expense charges (not to exceed 0.90%) as is required has been waived to prevent the total investment returns, net of separate account expenses, from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable for the year ended December 31, 2003, are presumed to be material. The effects on the financial statements of these variances for the year ended December 31, 2002, are described in Note 9.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.


/s/ KPMG LLP


New York, New York
March 5, 2004

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
                                     ASSETS

GENERAL ACCOUNT ASSETS
   Bonds and notes                                                                 $    5,420,717,807   $    5,372,112,949
   Common stocks                                                                          322,861,071          247,630,639
   Preferred stocks                                                                        23,557,073           28,272,107
   Cash and short-term investments                                                         20,819,648           24,837,752
   Guaranteed funds transferable                                                           79,086,400           82,349,774
   Mortgage loans                                                                          10,480,883           11,332,624
   Real estate                                                                            290,453,113          298,221,328
   Policy loans                                                                            89,487,408           91,894,313
   Other invested assets                                                                    3,383,369            3,677,708
   Investment income accrued                                                               90,955,501           91,619,716
   Deferred federal income taxes                                                           36,230,124           32,172,799
   Other assets                                                                            10,873,721           23,941,966
                                                                                   ------------------   ------------------
      Total general account assets                                                      6,398,906,118        6,308,063,675
SEPARATE ACCOUNT ASSETS                                                                 4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
TOTAL ASSETS                                                                       $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================

                             LIABILITIES AND SURPLUS

GENERAL ACCOUNT LIABILITIES
   Insurance and annuity reserves                                                  $    5,468,210,859   $    5,457,354,841
   Other contractholders liabilities and reserves                                          10,496,797            7,714,822
   Interest maintenance reserve                                                           175,096,565          179,604,702
   Other liabilities                                                                       48,886,678           73,052,542
                                                                                   ------------------   ------------------
      Total general account liabilities                                                 5,702,690,899        5,717,726,907
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES                                         4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
      Total liabilities                                                                10,305,972,124        9,353,242,134
                                                                                   ------------------   ------------------
ASSET VALUATION RESERVE                                                                    68,588,270           23,175,280
                                                                                   ------------------   ------------------

SURPLUS
   Assigned surplus                                                                         1,150,000            1,150,000
   Unassigned surplus                                                                     626,476,949          566,011,488
                                                                                   ------------------   ------------------
      Total surplus                                                                       627,626,949          567,161,488
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND SURPLUS                                                      $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
INCOME
   Premium and annuity considerations                                              $    1,062,517,867   $      991,120,650
   Life and disability insurance premiums                                                  20,946,089           21,558,192
                                                                                   ------------------   ------------------
      Total considerations and premiums                                                 1,083,463,956        1,012,678,842
   Separate account investment and administration fees                                     36,502,761           36,426,723
   Net investment income                                                                  397,570,011          404,969,987
   Other, net                                                                               1,931,143            1,670,442
                                                                                   ------------------   ------------------
      Total income                                                                      1,519,467,871        1,455,745,994
                                                                                   ------------------   ------------------

DEDUCTIONS
   Change in insurance and annuity reserves                                               300,436,948          325,043,233
   Annuity and surrender benefits                                                         985,382,322          911,601,005
   Death and disability benefits                                                           14,836,638           14,937,835
   Operating expenses                                                                     162,573,441          144,204,244
                                                                                   ------------------   ------------------
      Total deductions                                                                  1,463,229,349        1,395,786,317
                                                                                   ------------------   ------------------
      Net gain before dividends                                                            56,238,522           59,959,677
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS                                               (261,568)            (166,432)
                                                                                   ------------------   ------------------
      Net gain from operations                                                             55,976,954           59,793,245
FEDERAL INCOME TAX BENEFIT                                                                  1,992,732            3,295,525
NET REALIZED CAPITAL LOSSES                                                               (28,304,759)         (56,402,229)
                                                                                   ------------------   ------------------
      Net income                                                                           29,664,927            6,686,541

SURPLUS TRANSACTIONS
   Change in:
   Asset valuation reserve                                                                (45,412,990)          20,393,792
   Unrealized capital gains (losses), net                                                  83,606,814          (68,856,825)
   Non-admitted assets and other, net                                                     (19,337,214)         (24,662,479)
   Net deferred income tax asset                                                            2,064,593            8,884,779
   Minimum pension liability                                                               11,239,000          (13,774,000)
   Reserve valuation basis                                                                 (1,359,669)                  --
   Cumulative effect of a change in accounting principles (Note 1)                                 --           19,722,858
                                                                                   ------------------   ------------------
      Net change in surplus                                                                60,465,461          (51,605,334)

SURPLUS
   Beginning of year                                                                      567,161,488          618,766,822
                                                                                   ------------------   ------------------
   End of year                                                                     $      627,626,949   $      567,161,488
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
CASH PROVIDED
   Premium and annuity funds received                                              $    1,083,568,072   $    1,009,060,674
   Investment income received                                                             344,719,532          391,601,154
   Expense allowance on reinsurance ceded                                                     500,213             (967,475)
   Separate account investment and administrative fees                                     36,492,429           36,426,723
   Other, net                                                                               2,161,525            2,613,189
                                                                                   ------------------   ------------------
      Total receipts                                                                    1,467,441,771        1,438,734,265
                                                                                   ------------------   ------------------
   Benefits paid                                                                        1,062,935,115          989,745,246
   Insurance and operating expenses paid                                                  163,476,454          157,484,021
   Net transfers to (from) separate accounts                                              111,954,617            9,522,077
                                                                                   ------------------   ------------------
      Total payments                                                                    1,338,366,186        1,156,751,344
                                                                                   ------------------   ------------------
      Net cash provided by operations                                                     129,075,585          281,982,921
   Proceeds from long-term investments sold, matured or repaid                          3,056,512,055        3,687,679,467
   Other, net                                                                              13,016,239           35,638,772
                                                                                   ------------------   ------------------
      Total cash provided                                                               3,198,603,879        4,005,301,160
                                                                                   ------------------   ------------------

CASH APPLIED
   Cost of long-term investments acquired                                               3,054,298,272        3,970,542,289
   Other, net                                                                             148,323,711          103,402,123
                                                                                   ------------------   ------------------
      Total cash applied                                                                3,202,621,983        4,073,944,412
                                                                                   ------------------   ------------------
      Net change in cash and short-term investments                                        (4,018,104)         (68,643,252)

CASH AND SHORT-TERM INVESTMENTS
   Beginning of year                                                                       24,837,752           93,481,004
                                                                                   ------------------   ------------------
   End of year                                                                     $       20,819,648   $       24,837,752
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

BASIS OF PRESENTATION

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") in 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), in 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not initially adopted by the New York Department became the prescribed basis of accounting for its domestic insurers. All changes required by New York Regulation No. 172, as amended through December 31, 2003, are reflected in the accompanying consolidated financial statements.

Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principle, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002.

The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded by Mutual of America as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in Mutual of America's net deferred tax assets and liabilities are recorded directly to unassigned surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

COMMON AND PREFERRED STOCKS -- At December 31, 2003 and 2002 common stocks include $121.7 million and $97.4 million, respectively invested in the Mutual of America Institutional Funds and $199.4 million and $147.9 million invested primarily in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002, an impairment loss of $2.0 million was incurred. There were no impairment losses incurred during 2003.

REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $79.1 million and $69.7 million in 2003 and 2002, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2003 and 2002, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2003 and 2002, averaged 3.19% and 4.15%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.5 billion and $3.4 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2003 and 2002, are accumulated at various guaranteed interest rates, which during 2003 and 2002 averaged 7.09% and 6.95%, respectively and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2003 and 2002, such charges were equal to approximately .90%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.6 billion and $3.6 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at market value.

PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2002 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 2003 presentation.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2003 and 2002 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  3,221.1   $     26.3   $      6.1   $  3,241.3
Obligations of states and political subdivisions                14.1          2.2           --         16.3
Debt securities issued by foreign governments                   41.8          2.4           --         44.2
Corporate securities                                         2,149.1         88.4          7.7      2,229.8
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,426.1   $    119.3   $     13.8   $  5,531.6
                                                          ==========   ==========   ==========   ==========

                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  2,828.5   $     23.2   $       --   $  2,851.7
Obligations of states and political subdivisions                13.5           .1           --         13.6
Debt securities issued by foreign governments                   49.5          4.9           --         54.4
Corporate securities                                         2,494.1         72.8         74.5      2,492.4
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,385.6   $    101.0   $     74.5   $  5,412.1
                                                          ==========   ==========   ==========   ==========



Short-term fixed maturity securities with a statement value and NAIC market value of $5.4 million and $13.5 million at December 31, 2003 and 2002, respectively, are included in the above tables. At both December 31, 2003, and 2002 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2003 and 2002 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



     DECEMBER 31 (IN MILLIONS)                               2003         2002        CHANGE
     -------------------------                            ----------   ----------   ----------
     Equity securities (common and preferred stock)       $    (63.2)  $   (123.2)  $     60.0
     Bonds and notes                                           (39.3)       (62.9)        23.6
     Other invested assets                                      (1.1)        (1.1)          --
                                                          ----------   ----------   ----------
        Net unrealized (depreciation) appreciation        $   (103.6)  $   (187.2)  $     83.6
                                                          ==========   ==========   ==========



The unrealized depreciation related to the Company's bond and common equity portfolios improved by $23.6 million and $60.0 million, respectively during the year as shown above. The net unrealized depreciation of $63.2 million for equity securities at December 31, 2003 consists of $69.6 million of gross unrealized losses and $6.4 million of gross unrealized gains. The gross unrealized losses of $69.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $39.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2003 and 2002 were as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Bonds and notes                                      $    (30.1)  $    (43.4)
     Equity securities (common and preferred stock)              1.8        (11.0)
     Mortgages                                                    --         (2.0)
                                                          ----------   ----------
        Net realized capital gains (losses)               $    (28.3)  $    (56.4)
                                                          ==========   ==========



The realized capital losses shown above for bonds and equity securities in 2003 and 2002 include other than temporary impairment losses of $9.9 million and $2.5 million and $29.1 million and $6.7 million, respectively. The 2002 bond losses arose primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. The 2003 bond losses resulted primarily from the further financial deterioration during 2003 of several bonds that defaulted, and were reflected in surplus, toward the end of 2002. Three of these bonds were redeemed and exchanged for equity securities pursuant to final reorganization plans. There was only one new bond default during 2003, resulting in a $1.6 million other than temporary impairment loss. Since the majority of the 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million in 2002 and are included in the table shown above. There were no losses recognized on mortgage loans in 2003.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                          STATEMENT       NAIC
     DECEMBER 31, 2003 (IN MILLIONS)                        VALUE     MARKET VALUE
     -------------------------------                      ----------  ------------
     Due in one year or less                              $    394.1   $    401.8
     Due after one year through five years                   2,112.1      2,153.1
     Due after five years through ten years                  1,223.5      1,247.3
     Due after ten years                                     1,696.4      1,729.4
                                                          ----------   ----------
          Total                                           $  5,426.1   $  5,531.6
                                                          ==========   ==========

REALIZED INVESTMENT GAINS -- FIXED MATURITY SECURITIES

Sales of investments in fixed maturity securities resulted in $22.9 million and $30.1 million of net gains being accumulated in IMR in 2003 and 2002, respectively, as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Fixed maturity securities
     Proceeds                                             $  3,550.0   $  3,265.8
     Gross realized gains                                       24.9         36.4
     Gross realized losses                                       2.0          6.3



Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2003 and 2002, $27.4 million and $17.0 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $79.1 million and $82.4 million at December 31, 2003 and 2002, respectively. The actual interest and other allocated investment earnings on these funds amounted to $5.7 million and $7.1 million in 2003 and 2002, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million and $5.2 million in 2003 and 2002, respectively.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:



                                                              PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31, (IN MILLIONS)                                   2003         2002         2003         2002
--------------------------                                ----------   ----------   ----------   ----------
Service cost                                              $      9.5   $      7.0   $      1.2   $      1.0
Interest cost on PBO                                            11.2          9.2          2.0          1.8
Expected return on plan assets                                 (12.8)       (12.0)          --           --
Amortization of unrecognized net loss                            9.3          4.2           .5           .3
                                                          ----------   ----------   ----------   ----------
NET BENEFIT EXPENSE                                       $     17.2   $      8.4   $      3.7   $      3.1
                                                          ----------   ----------   ----------   ----------



The change in the projected benefit obligation and plan assets are as follows:



                                                              PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
                                                          ----------   ----------   ----------   ----------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year                                    $    161.6   $    119.3   $     32.0   $     24.0
   Service cost                                                  9.5          7.0          1.2          1.0
   Interest cost                                                11.2          9.2          2.0          1.8
   Plan amendment                                                 .8           .1           --           --
   Change in assumptions                                          --         29.9         (4.8)         7.0
   Actuarial loss (gain)                                         7.5           .5          2.3          (.7)
   Benefits and expenses paid                                   (9.8)        (4.4)        (1.1)        (1.1)
                                                          ----------   ----------   ----------   ----------
   PBO, end of year                                       $    180.8   $    161.6   $     31.6   $     32.0
                                                          ----------   ----------   ----------   ----------

CHANGE IN PLAN ASSETS:
   Plan assets, beginning of year                         $    102.0   $     93.8   $       --   $       --
   Employer contributions                                       25.0         24.0           --           --
   Return on plan assets                                        20.3        (11.4)          --           --
   Benefits and expenses paid                                   (9.8)        (4.4)          --           --
   Plan assets, end of year                                    137.5        102.0           --           --
                                                          ----------   ----------   ----------   ----------
   Plan assets (lower than) in excess of PBO              $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
                                                          ==========   ==========   ==========   ==========

At December 31, 2003 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2003 and 2002, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                             PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
-------------------------                                 ----------   ----------   ----------   ----------
Plan assets (lower than) in excess of PBO                 $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
Unrecognized prior service cost                                  2.7          2.3           --           --
Unrecognized net loss from past experience
   different from that assumed                                  92.1        101.0          9.9         12.9
                                                          ----------   ----------   ----------   ----------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR               $     51.5   $     43.7   $    (21.7)  $    (19.1)
                                                          ==========   ==========   ==========   ==========



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $110.2 million and $77.1 million at December 31, 2003 and 2002, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $98.9 million and $90.7 million at December 31, 2003 and 2002, respectively. At December 31, 2002 the accumulated benefit obligation for two of the defined benefit pension plans exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2003 the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability was reduced and recorded as a direct increase to unassigned surplus. However, the additional minimum liability at December 31, 2003 related to the non-qualified pension plan increased by $2.4 million, resulting in the $11.2 million net change for the year reflected in surplus.

During both 2003 and 2002, the Company made contributions to the qualified plan of $22.0 million. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2004. Benefits expected to be paid from these plans total $10.8 million in 2004, $5.5 million in 2005, $3.6 million in 2006, $7.7 million in 2007 and $7.6 million in 2008. The aggregate benefits expected to be paid in 2009 through 2013 total approximately $85.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                             PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                  2003         2002         2003         2002
-------------------------------------------               ----------   ----------   ----------   ----------
Discount rate                                                   6.50%        6.50%        6.50%        6.50%
Rate of compensation increase                                   4.00%        4.00%        4.00%        4.00%
Expected return on plan assets                                 10.50%       10.50%

The Company's overall expected long-term rate of return on plan assets is 10.5%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2003 by $4.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2003 by $.6 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.9 million in 2003 and 2002, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $21.2 million and $20.4 million in 2003 and 2002, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.2 million in 2004, $2.4 million in 2005, $1.6 million in 2006, $1.2 million in 2007, $.9 million in 2008, and $1.9 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation

No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:



                                                      DECEMBER 31, 2003     DECEMBER 31, 2002
                                                      -----------------     -----------------
                                                                  (IN MILLIONS)
                                                      ---------------------------------------
MUTUAL OF AMERICA
Total of gross deferred tax assets                        $    409.6           $    424.2
Total of deferred tax liabilities                              (45.4)               (20.3)
                                                          ----------           ----------
Net deferred tax asset                                         364.2                403.9
Deferred tax asset non-admitted                               (333.5)              (375.3)
                                                          ----------           ----------
Net admitted deferred tax asset                           $     30.7           $     28.6
                                                          ==========           ==========

NON-INSURANCE SUBSIDIARIES
Net deferred income tax assets                                   5.5                  3.6
                                                          ----------           ----------
Total deferred tax asset                                  $     36.2           $     32.2
                                                          ==========           ==========



As shown above, Mutual of America's net admitted deferred tax asset increased by $2.1 million during 2003. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, capital gains and losses and non-admitted assets the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero. The federal income tax benefits of $2.0 million and $3.3 million in 2003 and 2002, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2003, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $161.2 million expiring at various dates between 2008 and 2024, and capital loss carry forwards of $42.1 million expiring in 2006 and 2007. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:



                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,420.7   $  5,526.2
Common stocks                                                  322.9        322.9
Preferred stocks                                                23.6         23.6
Cash and short-term investments                                 20.8         20.8
Guaranteed funds transferable                                   79.1         76.9
Mortgage loans                                                  10.5         10.8
Policy loans                                                    89.5         89.5

LIABILITIES
Insurance and annuity reserves                            $  5,468.2   $  5,669.0
                                                          ----------   ----------

                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,372.1   $  5,398.6
Common stocks                                                  247.6        247.6
Preferred stocks                                                28.3         28.3
Cash and short-term investments                                 24.8         24.8
Guaranteed funds transferable                                   82.3         82.9
Mortgage loans                                                  11.3         11.8
Policy loans                                                    91.9         91.9

LIABILITIES
Insurance and annuity reserves                            $  5,457.4   $  5,721.3
                                                          ----------   ----------

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2003 and 2002, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.83% and 4.62% were used at December 31, 2003 and 2002, respectively.

9. SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. For 2003, the Company has elected not to compute the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition. For 2002, surplus and net income, as calculated under GAAP, amounted to $1.2 billion and $.2 million, respectively.

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


Financial statements for 2003 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included in Part B of this post-effective amendment.


(b) Exhibits

10(b)       Independent Auditors' Consent

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR


                                                     POSITIONS AND OFFICES
        NAME AND PRINCIPAL BUSINESS ADDRESS             WITH DEPOSITOR
        -----------------------------------          ---------------------
        William J. Flynn                                Chairman of the
          New York, New York                                Board
        Clifford L. Alexander, Jr.
          Washington, D.C.                                 Director
        Richard M. Cummins
          New York, New York                               Director
        Roselyn P. Epps, M.D.
          Bethesda, Maryland                               Director
        Earle H. Harbison, Jr.
          St. Louis, Missouri                              Director
        Frances R. Hesselbein
          New York, New York                               Director
        William Kahn
          St. Louis, Missouri                              Director
        William T. Knowles
          Harpswell, Maine                                 Director
        LaSalle D. Leffall, Jr., M.D.
          Washington, D.C.                                 Director
        Senator Connie Mack
          Washington, D.C.                                 Director
        Roger Porter
          Cambridge, Massachusetts                         Director
        General Dennis J. Reimer
          Oklahoma City, Oklahoma                          Director
        Francis H. Schott
          New York, New York                               Director
        Elie Wiesel
          New York, New York                               Director

                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                    POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                    ------------------------------------
Thomas J. Moran                      President and Chief Executive Officer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS                    POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                    ------------------------------------
Diane M. Aramony                     Executive Vice President, Corporate Secretary and Assistant to the
                                        Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government
                                        Regulations
Nicholas A. Branchina                Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Patrick Burke                        Senior Vice President, Consulting Services
Katherine Cannizzaro                 Senior Vice President, Claims, since March 2003; prior thereto,
                                        Vice President
Sean Carroll                         Senior Vice President, Facilities Management
William S. Conway                    Executive Vice President, Marketing and Corporate
                                        Communications
Paul J. Costagliola                  Senior Vice President Compliance, since February 2001;
                                        prior thereto, Vice President
Carson J. Dunbar, Jr.                Senior Vice President, Corporate Services Division, since
                                        February 2002; prior thereto, Superintendent of the
                                        New Jersey State Police
James E. Flynn                       Senior Vice President, International Markets
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, National Accounts
Robert Giaquinto                     Senior Vice President, MIS Operations
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and Chief
                                        Executive Officer
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, Technical Operations
Thomas A. Harwood                    Senior Vice President, Corporate Communications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J. T. Kenney                  Executive Vice President, External Affairs since March, 2004; prior thereto,
                                        Senior Vice President and Assistant to the President and CEO
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Life and
                                        Disability Claims
Daniel LeSaffre                      Executive Vice President, Human Resources and Corporate Services since
                                        March, 2004; prior thereto, Senior Vice President, Human Resources and
                                        Training
Kathryn Lu                           Senior Vice President and Associate General Counsel
Thomas L. Martin                     Senior Vice President and Associate General Counsel
George L. Medlin                     Executive Vice President, Internal Audit
Christopher Miseo                    Senior Vice President, Accounting and Financial Reporting
Lynn N. Nadler                       Senior Vice President, Training
   Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel
Peter Nicklin                        Senior Vice President, MIS Business Applications, since
                                        February 2001; prior thereto, Vice President
James C. Peterson                    Senior Vice President, Leadership Development
William Rose                         Senior Vice President, Field Operations

NAME AND PRINCIPAL BUSINESS ADDRESS                    POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                    ------------------------------------
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications
Robert W. Ruane                      Senior Vice President,Corporate Communications and Direct
                                        Response
Myron Schlanger                      Senior Vice President and Associate Treasurer
William G. Shannon                   Senior Vice President,Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology, since
                                        February 2001; prior thereto, Senior Vice President,
                                        Business Applications
Anne M. Stanard                      Senior Vice President, Human Resources
John Terwilliger                     Senior Vice President, Facilities Management, since February 2001;
   Boca Raton, FL                       prior thereto, Vice President
Eldon Wonacott                       Senior Vice President, Field Administration


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

ITEM 27.    NUMBER OF HOLDERS OF SECURITIES


As of March 31, 2004, there were 293,560 owners in Separate Account No. 2, 148,402 of whom were attributable to Contracts registered under SEC File No. 2-90201; 140,167 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 4,991 of whom were attributable to Contracts registered under SEC File No. 33-5609.


ITEM 32.    UNDERTAKINGS

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 28th day of April, 2004.


                                        MUTUAL OF AMERICA SEPARATE
                                        ACCOUNT NO. 2 (REGISTRANT)

                                        MUTUAL OF AMERICA LIFE
                                        INSURANCE COMPANY (DEPOSITOR)

                                        BY:        /S/ MANFRED ALTSTADT
                                           -------------------------------------
                                                      Manfred Altstadt
                                            Senior Executive Vice President and
                                                  Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.


             SIGNATURE                                    TITLE
             ---------                                    -----
                  *                     Chairman of the Board;
--------------------------------------     Director
           William J. Flynn

                  *                     Chief Executive Officer and
--------------------------------------     President; Director (Principal
           Thomas J. Moran                 Executive Officer)

                                        Senior Executive Vice President
        /s/ MANFRED ALTSTADT               and Chief Financial Officer;
--------------------------------------     Director (Principal Financial
          Manfred Altstadt                 and Accounting Officer)

                  *
--------------------------------------  Director
      Clifford L. Alexander, Jr.

                  *                     Senior Executive Vice President
--------------------------------------     and General Counsel; Director
          Patrick A. Burns

                  *
--------------------------------------  Director
         Richard M. Cummins

                  *                     Senior Executive Vice President, Technical
--------------------------------------     Operations; Director
        Salvatore R. Curiale

                  *
--------------------------------------  Director
        Roselyn P. Epps, M.D.

             SIGNATURE                                    TITLE
             ---------                                    -----
                  *
--------------------------------------  Director
        Earle H. Harbison, Jr.

                  *
--------------------------------------  Director
        Frances R. Hesselbein

                  *
--------------------------------------  Director
            William Kahn

--------------------------------------  Director
         William T. Knowles

                  *
--------------------------------------  Director
     LaSalle D. Leffall, Jr., M.D.

                  *
--------------------------------------  Director
             Connie Mack

--------------------------------------  Director
            Roger Porter

                  *
--------------------------------------  Director
           Dennis J. Reimer

                  *
--------------------------------------  Director
           Francis H. Schott

                  *
--------------------------------------  Director
             Elie Wiesel


*By:      /s/ MANFRED ALTSTADT
    ----------------------------------
            Manfred Altstadt
            ATTORNEY-IN-FACT

                                LIST OF EXHIBITS


10(b)       Independent Auditors' Consent